UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐   Preliminary Proxy Statement
☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒   Definitive Proxy Statement
☐   Definitive Additional Materials
☐   Soliciting Material Pursuant to §240.14a-12
Cyclacel Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

☐
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting Fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

Cyclacel Pharmaceuticals, Inc.
200 Connell Drive, Suite 1500
Berkeley Heights, New Jersey 07922
April 7, 2015
Dear Stockholder,
You are cordially invited to attend the 2015 Annual Meeting of the Stockholders of Cyclacel Pharmaceuticals, Inc. (the “Company”) to be held at 10:00 a.m., E.D.T, on May 22, 2015, at our corporate headquarters at 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922. The attached Notice of Annual Meeting and proxy statement describe the business we will conduct at the annual meeting and provide information about us that the holders of our common stock (the “Common Stock”) should consider when voting.
At the annual meeting, we will ask our holders of Common Stock to:
1.
re-elect each of Paul McBarron, Dr. Nicholas Bacopoulos and Dr. Christopher Henney, nominees for Class 3 directors, to our Board of Directors;

2.
ratify the selection of McGladrey LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2015;

3.
approve the 2015 Equity Incentive Plan; and

4.
approve by an advisory vote the compensation of our named executive officers, as disclosed in this proxy statement.

The Board of Directors recommends the approval of each of these proposals.
Such other business will be transacted as may properly come before the annual meeting and at any adjournments or postponements thereof.
Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about April 7, 2015, we will commence mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2015 Annual Meeting of Stockholders and our 2014 annual report to stockholders. The Notice also provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail.
We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. Therefore, when you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the annual meeting, whether or not you can attend.
If you wish to attend the annual meeting in person, you will need to register with us in advance. You can register by contacting our investor relations office by no later than May 15, 2015, by e-mail to ir@cyclacel.com, fax at (866) 271-3466, mail at Cyclacel Pharmaceuticals, Inc., 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922 or telephone at (908) 517-7330.
Thank you for your ongoing support of Cyclacel Pharmaceuticals, Inc. We look forward seeing you at the annual meeting.
Sincerely,
/s/ Spiro Rombotis
Spiro Rombotis President and Chief Executive Officer

Cyclacel Pharmaceuticals, Inc.
200 Connell Drive, Suite 1500
Berkeley Heights, New Jersey 07922
April 7, 2015
NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS
TIME:
10:00 a.m., E.D.T

DATE:
May 22, 2015

PLACE:
200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922

PURPOSES:
For the holders of our common stock (“Common Stock”) to:
1.
re-elect each of Paul McBarron, Dr. Nicholas Bacopoulos and Dr. Christopher Henney as nominees for Class 3 directors to serve a three-year term expiring at the annual meeting in 2018;

2.
ratify the appointment of McGladrey LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015;

3.
approve the 2015 Equity Incentive Plan; and

4.
approve by an advisory vote the compensation of our named executive officers, as disclosed in this proxy statement.

In addition, the Company will transact any other business that may properly be presented before the annual meeting or at any adjournment or postponement thereof.
WHO MAY VOTE?
You may vote if you were the record holder of our Common Stock at the close of business on March 27, 2015. A list of stockholders of record will be available at the annual meeting and during the ten days prior to the annual meeting at the office of our Secretary at the above address.
All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.
If you plan to attend the annual meeting, you must register in advance by contacting our investor relations office by e-mail to ir@cyclacel.com, fax at (866) 271-3466, mail to Cyclacel Pharmaceuticals, Inc., 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922 or telephone at (908) 517-7330. Only record and beneficial owners will be permitted to register. Requests for registration will be processed in the order in which they are received and must be requested by no later than May 15, 2015. Please note that seating is limited and registration of stockholders will be accepted on a first-come, first-served basis. On the day of the annual meeting, each stockholder will be required to present a valid picture identification such as a driver’s license or passport. Seating will begin at 9:30 a.m. and the meeting will begin at 10:00 a.m.
BY ORDER OF THE BOARD OF DIRECTORS
/s/ Paul McBarron

Paul McBarron, Secretary

-i-

Cyclacel Pharmaceuticals, Inc.
200 Connell Drive, Suite 1500
Berkeley Heights, New Jersey 07922
PROXY STATEMENT FOR THE CYCLACEL PHARMACEUTICALS, INC.
2015 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 22, 2015
This proxy statement, along with the accompanying notice of 2015 annual meeting of stockholders, contains information about the 2015 annual meeting of stockholders of Cyclacel Pharmaceuticals, Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 10:00 a.m., E.D.T, on May 22, 2015 at our corporate headquarters at 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922.
In this proxy statement, we refer to Cyclacel Pharmaceuticals, Inc. as “Cyclacel,” “the Company,” “we” and “us.”
This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the annual meeting.
On or about April 7, 2015, we will commence sending the Important Notice Regarding the Availability of Proxy Materials to all stockholders entitled to vote at the annual meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 22, 2015
This proxy statement and our 2014 annual report to stockholders are available for viewing, printing and downloading at www.proxyvote.com. To view these materials, please have your 12-digit control number(s) available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.
Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2014 on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investors & Media” section of our website at www.cyclacel.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Cyclacel Pharmaceuticals, Inc., 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922, attention: Secretary, Annual Meeting. Exhibits will be provided upon written request and payment of an appropriate processing fee.
IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING
Why is the Company Soliciting my Proxy?
The Board of Directors of Cyclacel is soliciting your proxy to vote at the 2015 annual meeting of stockholders, and any adjournments or postponements of the meeting, which we refer to as the annual meeting, to be held at 10:00 a.m., E.D.T, on May 22, 2015 at our corporate headquarters at 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922. The proxy statement, along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.
We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card or cards and a copy of our Annual Report on Form 10-K for the fiscal year ended 2014 because you owned shares of Cyclacel common stock (“Common Stock”) on the record date. The Company intends to commence distribution of the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Notice, and, if applicable, the proxy materials, to stockholders on or about April 7, 2015.
Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?
As permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC”), we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet,

rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources. If you received a Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.
Who Can Vote at the Annual Meeting?
Only stockholders who owned our Common Stock at the close of business on March 27, 2015 are entitled to vote at the annual meeting. On this record date, there were 34,388,485shares of our Common Stock issued and outstanding and entitled to vote on the proposals submitted to the holders of our Common Stock.
You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.
For the ten-day period immediately prior to the annual meeting, the list of the stockholders of record entitled to vote at the annual meeting will be available for inspection at our offices at 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922, by stockholders for such purposes as are set forth in the General Corporation Law of the State of Delaware. Such list will also be available for inspection at the annual meeting.
How Many Votes Do I Have?
Each share of Cyclacel Common Stock that you own entitles you to one vote with respect to each of the proposals presented in the proxy statement.
How Do I Vote?
Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. If you vote by proxy, the individuals named on the proxy card applicable to your class of stock, or your “proxies,” will vote your shares in the manner you indicate. You may specify whether your shares: should be voted for or withheld for the nominee for director; and should be voted for, against or abstained with respect to the ratification of the appointment of the Company’s independent registered public accounts. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our transfer agent, American Stock Transfer and Trust Company, or you have stock certificates registered in your name, you may submit a proxy to vote:
•
By Internet or by telephone. Follow the instructions attached to the proxy card applicable to your class of stock to submit a proxy to vote by Internet or telephone.

•
By mail. If you received one or more proxy cards by mail, you can vote by mail by completing, signing, dating and returning the enclosed proxy card applicable to your class of stock in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

•
In person at the meeting. If you attend the annual meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the annual meeting. You are required to register in advance of the annual meeting if you plan to attend the annual meeting in person. If you wish to register in advance of the annual meeting, please contact our investor relations office by no later than May 15, 2015, by e-mail to ir@cyclacel.com, fax at (866) 271-3466, mail to Cyclacel Pharmaceuticals, Inc., 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922 or telephone at (908) 517-7330.
Telephone and Internet voting facilities for all stockholders of record will be available 24-hours a day and will close at 11:59 p.m., E.D.T, on May 21, 2015.
If your shares are held in “street name” (held in the name of a bank, broker or other nominee who is the holder of record), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:
•
By Internet or by telephone. Follow the instructions you receive from the record holder to vote by Internet or telephone.

•
By mail. You should receive instructions from the record holder explaining how to vote your shares.

•
In person at the meeting. Contact the broker, bank or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the annual meeting. You will not be able to vote at the annual meeting unless you have a proxy card from your broker, bank or other nominee.

How Does the Board of Directors Recommend That I Vote on the Proposals?
The Board of Directors recommends that you vote as follows:
•
“FOR” the re-election of each of Paul McBarron, Dr. Nicholas Bacopoulos and Dr. Christopher Henney, nominee for Class 3 directors;

•
“FOR” ratification of the selection of our independent registered public accounting firm for the fiscal year ending December 31, 2015;

•
“FOR” the adoption of the 2015 Equity Incentive Plan; and

•
“FOR” the compensation of our named executive officers, as disclosed in this proxy statement.

If any other matter is properly presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. We know of no matters that need to be acted on at the annual meeting, other than those described in this proxy statement.
May I Change or Revoke My Proxy?
If you submit a proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:
•
By submitting a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above or by providing written notice of revocation to us before the annual meeting at 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922, Attention: Paul McBarron, Executive Vice President—Finance, Chief Financial Officer, Chief Operating Officer and Secretary;

•
By submitting a later proxy by Internet or by telephone as instructed above; or

•
By attending the annual meeting in person and voting in person. Attending the annual meeting in person will not, in and of itself, change or revoke a previously submitted proxy unless you specifically request it or vote by ballot at the annual meeting.

Your most current proxy card or proxy submission by telephone or Internet is the one that will be counted.

What if I Receive More Than One Proxy Card?
You may receive more than one proxy card or voting instruction form if you hold shares of our Common Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.
Will My Shares be Voted if I Do Not Vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 2 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker, bank or other nominee cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker, bank or other nominee chooses not to vote on a matter for which it does have discretionary voting authority.
Your bank, broker or other nominee does not have the ability to vote your uninstructed shares in the election of directors. Therefore, if you hold your shares in street name it is critical that you cast your vote if you want your vote to be counted for the election of directors (Proposal 1 of this proxy statement). In the past, if you held your shares in street name and you did not indicate how you wanted your shares to be voted in the election of directors, your bank, broker or other nominee was allowed to vote your shares on your behalf in the election of directors as it deemed appropriate. In addition, your bank, broker or other nominee is prohibited from voting your uninstructed shares on any matters related to executive compensation and the 2015 Equity Incentive Plan. Thus, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote in the election of directors or on matters related to executive compensation and the 2015 Equity Incentive Plan, no votes will be cast on these proposals on your behalf.
What Vote is Required to Approve Each Proposal and How are Votes Counted?
Proposal 1: Elect Paul McBarron, Dr. Nicholas Bacopoulos and Dr. Christopher Henney as Class 3 Directors	The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
Proposal 2: Ratify Selection of Our Independent Registered Public Accounting Firm	The affirmative vote of a majority of the votes cast for this proposal at the annual meeting is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our holders of Common Stock to select our independent registered public accounting firm. However, if our holders of Common Stock do not ratify the selection of McGladrey LLP as our independent registered public accounting firm for the year ending December 31, 2015, the Audit Committee of our Board of Directors will reconsider its selection.
Proposal 3: Approve the 2015 Equity Incentive Plan	The affirmative vote of a majority of the votes cast for this proposal at the annual meeting is required to approve the 2015 Equity Incentive Plan. Abstentions will have no effect on this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
Proposal 4: Approve an Advisory Vote on the Compensation of our Named Executive Officers	The affirmative vote of a majority of the votes cast for this proposal at the annual meeting is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will have no effect on this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation and Organization Development Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.
Is Voting Confidential?
We will keep all of the proxies, ballots and voting tabulations private. We only let our Inspector of Election, a representative of Broadridge Financial Solutions, Inc., examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. Broadridge, however, will forward to management any written comments you make, on the proxy card or elsewhere.
Where can I find the voting results of the Annual Meeting?
The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final, results, if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.
What Are the Costs of Soliciting these Proxies?
The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors. The entire cost of soliciting these proxies, including the costs of preparing, printing and mailing this proxy statement and accompanying materials, will be borne by us. The Company has engaged The Proxy Advisory Group, LLC, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee, plus customary disbursements, which are not expected to exceed $12,000 in total. In addition, proxies may be solicited personally, by telephone or otherwise, by our officers, directors and employees, none of whom will receive any compensation for these services. We will ask banks, brokers and other nominees to forward these proxy materials to their principals and obtain authority to execute proxies. We will then reimburse such parties for their reasonable expenses incurred in connection with these activities.

What Constitutes a Quorum for the Annual Meeting?
The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of our Common Stock entitled to vote at the meeting is necessary to constitute a quorum at the annual meeting.
Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstention, and broker non-votes are counted for purposes of determining whether a quorum exists as to each class of capital stock. Broker non-votes will be counted for purposes of determining whether a quorum exists with respect to all of the Proposals.
What Dissenters’ Rights Do I Have?
Under Delaware law, none of our stockholders are entitled to rights of appraisal on any proposal referred to herein.
Attending the Annual Meeting
The annual meeting will be held at 10:00 a.m., E.D.T, on May 22, 2015, at our corporate headquarters at 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922. When you arrive at our corporate headquarters, signs will direct you to the appropriate meeting room. You need not attend the annual meeting in order to vote.
If you plan to attend the meeting, you must register in advance by no later than May 15, 2015. Registration will be granted only to record and beneficial owners. You may register by contacting our investor relations office by e-mail to ir@cyclacel.com, fax at (866) 271-3466, mail at Cyclacel Pharmaceuticals, Inc., 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922 or telephone at (908) 517-7330. When contacting us, please provide the class of shares you hold and the name under which you hold shares of record or the evidence of your beneficial ownership of shares described below.
Please note that if you hold your shares in “street name” (that is, through a broker, bank or other nominee), you will need to send a written request for registration either by regular mail, fax or e-mail, along with proof of share ownership, such as a copy of the portion of your voting instruction form showing your name and address, a bank or brokerage firm account statement or a letter from the broker, bank or nominee holding your shares, confirming ownership. Requests for registration will be processed in the order in which they are received and must be requested no later than May 15, 2015. Please note that seating is limited and requests for registration will be accepted on a first-come, first-served basis. On the day of the annual meeting, each stockholder will be required to present a valid picture identification such as a driver’s license or passport. Seating will begin at 9:30 A.M. and the meeting will begin at 10:00 a.m.
Householding of Annual Disclosure Documents
SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps us to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
If your household received a single Notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact Broadridge Financial Solutions, Inc., by calling their toll free number, 1-888-237-1900.
If you do not wish to participate in “householding” and would like to receive your own Notice or, if applicable, set of our annual disclosure documents in future years, follow the instructions described below. Conversely, if you share an address with another holder of our Common Stock and together both of you would like to receive only a single Notice or, if applicable, set of our annual disclosure documents, follow these instructions:

•
If your shares are registered in your own name, please contact Broadridge Financial Solutions, Inc., and inform them of your request by calling them at 1-888-237-1900 or writing them at 51 Mercedes Way, Edgewood, New York 11717.

•
If a broker, bank or other nominee holds your shares, please contact the broker, bank or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications
Most stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail.
You can choose this option and save the cost of producing and mailing these documents by:
•
following the instructions provided on your Notice or proxy card;

•
following the instructions provided when you submit a proxy to vote over the Internet; or

•
going to www.proxyvote.com and following the instructions provided.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of April 1, 2015 for (a) the executive officers named in the Summary Compensation Table on page 16 of this proxy statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group, and (d) each stockholder known by us to own beneficially more than 5% of our Common Stock or Preferred Stock, relying solely upon the amounts and percentages disclosed in their public filings.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of Common Stock that may be acquired by an individual or group within 60 days of April 1, 2015 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of stock shown to be beneficially owned by them based on information provided to us by these stockholders.
Percentage of ownership of Common Stock is based on 34,388,485 shares of Common Stock outstanding as of April 1, 2015.
The address for each of the directors, director nominees and named executive officers is c/o Cyclacel Pharmaceuticals, Inc., 200 Connell Drive Suite 1500, Berkeley Heights, New Jersey 07922. Addresses of other beneficial owners are noted in the table.
	Number of Shares of Common Stock Beneficially Owned(1)	Percentage of Common Stock Owned
Directors, Director Nominee and Named Executive Officers
Dr. Nicholas Bacopoulos(2)	28,105	*
Sir John Banham(3)	40,868	*
Dr. Samuel L. Barker	3,100	*
Dr. Judy Chiao(4)	156,960	*
Dr. Christopher Henney(5)	68,986	*
Paul McBarron(6)	189,125	*
Spiro Rombotis(7)	399,072	1.2%
Dr. David U’Prichard(8)	64,401	*
Lloyd Sems(9)	46,797	*
Gregory T. Hradsky(10)	13,464	*
Executive officers and directors as a group (10 persons)(11)	1,010,878	2.9%
5% or more stockholders
Eastern Capital Limited(12)	5,607,143	16.3%
Portfolio Services Ltd.(12)	5,607,143	16.3%
Kenneth B. Dart(12)	5,607,143	16.3%
Sabby Healthcare Master Fund, Ltd.(13)	3,200,000	9.3%
Sabby Management, LLC(13)	3,200,000	9.3%
Hal Mintz(13)	3,200,000	9.3%
Capital Ventures International(14)	3,026,260	8.8%
Heights Capital Management, Inc.(14)	3,026,260	8.8%

*
Represents beneficial ownership of less than 1% of the outstanding shares of our Common Stock.

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Beneficial ownership also includes shares of Common Stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within 60 days of April 1, 2015. Except as indicated by footnote, to our knowledge, all persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned.

(2)
Includes options to purchase 27,748 shares of Common Stock that are exercisable within 60 days of April 1, 2015.

(3)
Includes options to purchase 35,605 shares of Common Stock that are exercisable within 60 days of April 1, 2015.

(4)
Includes options to purchase 78,952 shares of Common Stock that are exercisable within 60 days of April 1, 2015.

(5)
Includes options to purchase 63,786 shares of Common Stock that are exercisable within 60 days of April 1, 2015.

(6)
Includes options to purchase 99,029 shares of Common Stock that are exercisable within 60 days of April 1, 2015.

(7)
Does not include 1,600 shares of Preferred Stock. Includes 257,525 shares of Common Stock and options to purchase 141,547 shares of Common Stock that are exercisable within 60 days of April 1, 2015. Of the shares of Common Stock reported, 142 shares are held indirectly by Mr. Rombotis through his IRA account. Does not include 171,162 shares of Common Stock beneficially owned by Kalliopi Rombotis, Mr. Rombotis’ mother. Mr. Rombotis disclaims beneficial ownership of the foregoing shares.

(8)
Includes options to purchase 60,786 shares of Common Stock that are exercisable within 60 days of April 1, 2015.

(9)
Includes options to purchase 13,464 shares of Common Stock that are exercisable within 60 days of April 1, 2015 and 33,333 shares of Common Stock owned by Sems Diversified Value LP. Mr. Sems is the Managing Member and General Partner of Sems Diversified Value LP and, thus, has beneficial ownership over such shares.

(10)
Includes options to purchase 13,464 shares of Common Stock that are exercisable within 60 days of April 1, 2015.

(11)
See footnotes 2 through and including 10.

(12)
Based solely on a Schedule 13G/A filed by Eastern Capital Limited (“Eastern”) with the SEC on March 11, 2015. Kenneth B. Dart is the beneficial owner of all of the outstanding shares of Portfolio Services Ltd., which, in turn, owns all of the outstanding shares of Eastern. The principal business address of each beneficial owner is 10 Market Street, #773, Camana Bay, Grand Cayman, KY1-9006, Cayman Islands.

(13)
Based solely on a Schedule 13G filed by Sabby Healthcare Master Fund, Ltd. (“Sabby”) with the SEC on March 10, 2015. Sabby Management, LLC serves as the investment manager of Sabby and Hal Mintz is the investment manager of Sabby Management, LLC. The principal business address of Sabby is 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9007, Cayman Islands. The principal business address of Sabby Management, LLC and Hal Mintz is 10 Mountainside Road, Suite 205, Upper Saddle River, New Jersey, 07458.

(14)
Based solely on a Schedule 13G filed by Capital Ventures International (“Capital Ventures”) with the SEC on March 12, 2015. Heights Capital Management, Inc. (“Heights”) serves as the investment manager to Capital Ventures. The principal business address of Capital Ventures is Windward 1, Regatta Office Park, West Bay Road, P.O. Box 897, Grand Cayman, KY1-1103, Cayman Islands. The principal business address of Heights is 101 California Street, Suite 3250, San Francisco, California, 94111.

MANAGEMENT AND CORPORATE GOVERNANCE
The Board of Directors
Our charter provides that our business is to be managed by or under the direction of our Board of Directors. Our Board of Directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Our Board of Directors currently consists of three classes, as set forth below.
On April 3, 2015, our Board of Directors accepted the recommendation of the Nominating and Corporate Governance Committee and voted to nominate Paul McBarron, Dr. Nicholas Bacopoulos and Dr. Christopher Henney for election at the annual meeting for a term of three years to serve until the 2018 annual meeting of stockholders, and until their respective successors have been elected and qualified.
Set forth below, as of December 31, 2014, are the names of the persons nominated as directors and directors whose terms do not expire this year, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board of Directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:
Name	Age	Position
Spiro Rombotis	56	President and Chief Executive Officer; Class 2 Director
Paul McBarron	54	Executive Vice President—Finance, Chief Financial Officer, Chief Operating Officer and Secretary; Class 3 Director Nominee
Dr. Nicholas Bacopoulos	65	Class 3 Director Nominee
Sir John Banham	74	Class 1 Director
Dr. Christopher Henney	72	Vice Chairman; Class 3 Director Nominee
Dr. David U’Prichard	66	Chairman of the Board of Directors; Class 2 Director
Gregory T. Hradsky	54	Class 1 Director on behalf of our holders of Preferred Stock
Lloyd Sems	43	Class 2 Director on behalf of our holders of Preferred Stock
Dr. Samuel L. Barker	72	Class 1 Director
Continuing Class 1 Directors (Term to Expire in 2016)
Sir John Banham.   Sir John Banham has served as a director of the Company since March 2006. Sir John Banham currently serves as Chairman of Innoveas International Limited, following a merger of Innoveas ag and Sultan Scientific Limited, where he was Chairman. From January 2000 to May 2014 he served as the senior non-executive director of Invesco Limited. He previously served as Director General of the Confederation of British Industry (CBI) and has previously held Chairman positions at Johnson Matthey plc, Whitbread plc, Geest plc, ECI Partners LLP, Tarmac plc and Kingfisher plc, and is a former director of Spacelabs Healthcare Inc. His public sector appointments comprise first Controller of the Audit Commission and first Chairman of the Local Government Commission for England. He was formerly Honorary Treasurer of the United Kingdom’s Cancer Research Campaign prior to its merger with Imperial Cancer Research. He is a graduate of Cambridge University in Natural Sciences and has honorary degrees from a number of British universities. We believe Sir John Banham’s qualifications to serve on the Board of Directors include his diversified business experience, including in non-executive director and chairman roles as a board member of several public companies, giving him a breadth of knowledge and valuable understanding of our business.
Samuel L. Barker.   Dr. Barker has served as a director of the Company since September 2014. In 2001, Dr. Barker co-founded Clearview Projects, Inc., a provider of partnering and transaction services to biopharmaceutical companies, where he worked until September 2010, having served as its president and chief executive officer from 2003 to 2004. Dr. Barker served in a series of leadership positions at Bristol-Myers Squibb Company until his retirement in 1999. His positions at Bristol-Myers Squibb included service as executive vice president, Worldwide Franchise Management and Strategy during 1998; president, United States Pharmaceuticals from 1992 to 1998; and president, Bristol-Myers Squibb Intercontinental Commercial Operations from 1989 to 1991. Prior to 1989, Dr. Barker held executive positions in research and development, manufacturing, business development and operations planning at Squibb Pharmaceuticals. Dr. Barker has served as a director Lexicon Pharmaceuticals, Inc. since 2001 and served as chairman from 2005 to 2012. Dr. Barker also served as a director of Cadence Pharmaceuticals, Inc. from 2006 to 2014 and of AtheroGenics, Inc. from 2005 to 2009. Dr. Barker received his B.S. from Henderson State College, his M.S. from the University of Arkansas and his Ph.D. from Purdue University. We believe that Dr. Barker’s qualifications to serve on the Board of Directors include his extensive experience in senior leadership positions in the global pharmaceutical industry, where he developed specific expertise in the identification, development, commercialization and partnering of pharmaceutical products.
Preferred Stock Class 1 Director (Term to Expire in 2016)
Gregory T. Hradsky.   Mr. Hradsky has served as a director of the Company and on behalf of holders of the Preferred Stock since May 2011. Mr. Hradsky has been an independent financial consultant since February 2006. He has served on the board of directors of Costar Technologies, Inc. since June 2008 where he is Chairman of the Audit Committee. Between May 2003 and February 2006, Mr. Hradsky was a Vice President of Avenue Capital Group, a global investment firm, where he managed a portfolio of distressed securities, post-reorganization equities and other investments. From 1999 until 2003, Mr. Hradsky was the founder and Managing Partner of Bellport Capital, an investment firm specializing in distressed securities. Prior to that, Mr. Hradsky was a Managing Director and Head of the Distressed Securities Group at UBS Securities LLC from 1993 until 1998. Mr. Hradsky joined UBS in 1991 as a research analyst focusing on distressed credits. Prior to UBS, Mr. Hradsky was a member of the Distressed Securities Group and the High Yield Research Department at C S First Boston and worked in the Fixed Income Department at T. Rowe Price. Mr. Hradsky has a B.A. from Loyola College in Maryland and an M.B.A. from the Wharton School of the University of Pennsylvania. We believe that Mr. Hradsky’s qualifications to serve on the Board of Directors include his many years of experience in finance.
Continuing Class 2 Directors (Terms to Expire in 2017)
Spiro Rombotis.   Mr. Rombotis has served as a director of the Company since March 2006. Mr. Rombotis joined Cyclacel in August 1997 as our first Chief Executive Officer and has over 30 years of experience with pharmaceutical and biotechnology companies. He was previously Vice President of International Operations and Business Development; Managing Director, Europe; and Director, Japanese joint venture, at The Liposome Company, Inc. He also served as Vice President of Pharmaceuticals for Central and Eastern Europe and as Director of International Marketing at Bristol-Myers Squibb Company. He was Head of European Marketing and Sales, Head of Corporate Development and one of the first employees of Centocor, Inc. and worked in Business Development at Novartis AG. He holds a B.A. from Williams College and an M.B.A. and Master’s degree in Hospital Management with honors, from the Kellogg Graduate School of Management, where he serves on the Kellogg Biotech Advisory Board. He also serves on the Board of Trustees of BioNJ, the biotechnology industry trade group in New Jersey. We believe Mr. Rombotis’ qualifications to serve on the Board of Directors include his role as President and Chief Executive Officer of our Company, his extensive knowledge and experience in the biotechnology and life sciences industry and his leadership, strategic guidance and operational vision.
David U’Prichard, Ph.D.   Dr. U’Prichard has served as a director of the Company since March 2006. He is currently President of Druid Consulting LLC, a pharmaceutical and biotechnology-consulting firm, providing customized services to life sciences clients in the United States and Europe, and a founding partner of Druid BioVentures LLP. Dr. U’Prichard is also part-time Chief Scientific Officer and board member of BioMotiv, LLC, which is the for profit operating company arm of The Harrington Discovery and Development Project (Cleveland, OH), a national initiative to accelerate new drug development inspired by physician-scientists. Previously, he served as a Venture Partner with Red Abbey Venture Partners, private equity providers, from 2005 to 2010 and as Chief Executive Officer of 3-Dimensional Pharmaceuticals, Inc. from 1999 to 2003. In addition and prior to that time, he has held a variety of positions within the pharmaceutical and biotechnology industries, including President and Chairman of Research and Development for SmithKline Beecham Pharmaceuticals; Executive Vice President and

International Research Director, and a Member of the Board of Management of Zeneca Pharmaceuticals; General Manager, Research Department, ICI Pharmaceuticals, and Vice President Biomedical Research, ICI Pharmaceuticals; and Senior Vice President and Scientific Director for Nova Pharmaceutical Corporation. He is currently a director of Life Technologies, Inc., BioMotiv, LLC, Orca Pharmaceuticals Ltd, Dual Therapeutics, and Iroko Pharmaceuticals and he previously served as a director of Alpharma, Inc., Guilford Pharmaceuticals Inc., Lynx Therapeutics, Inc., Naurex Inc., Silence Therapeutics plc, Ocimum Biosolutions and non-executive Chairman of Oxagen Ltd. Dr. U’Prichard was Chairman of the Pennsylvania Biotechnology Association in 2004 to 2005, and from 1992 to 1997, he was a member of the board of directors of the Biotechnology Industry Organization (BIO). He received a B.Sc. in Pharmacology from University of Glasgow in 1970 and a Ph.D. in Pharmacology from University of Kansas in 1975. We believe Dr. U’Prichard’s qualifications to serve on the Board of Directors include his broad life sciences industry knowledge, his extensive executive leadership experience, and as a board member of several public companies, giving him a breadth of knowledge and valuable understanding of our business.
Preferred Stock Class 2 Director (Term to Expire in 2017)
Lloyd Sems.   Mr. Sems has served as a director of the Company and on behalf of the holders of the Preferred Stock since May 2011. Mr. Sems currently serves as President of Sems Capital, LLC and Capital Edge, LLC, both of which he founded in October 2003. Previously, Mr. Sems served as Director of Research and Portfolio Manager for Watchpoint Asset Management. Mr. Sems served on the boards of EMAK Worldwide, Inc. (EMAK) from February 2010 to April 2010 and Sport-Haley Holdings (SPOR) from April 2009 to December 2012. He currently serves as a director of Selectica, Inc. (SLTC) which he joined in June 2008. Mr. Sems holds a Bachelor of Science degree in Business Administration and Finance from Albright College. We believe that Mr. Sems’ qualifications to serve on the Board of Directors include his experience as a board member of public companies and many years of experience in finance.
Common Stock Nominees for Class 3 Directors (Terms to Expire in 2018)
Paul McBarron.   Mr. McBarron has served as a director of the Company since March 2006. Mr. McBarron joined Cyclacel in January 2002 and has over 24 years of experience with pharmaceutical and biotechnology companies. He has served as a financial executive at Sterling Drug, Sanofi-Winthrop and SmithKline Beecham and, from 1996 to 2001, as a senior member of the finance team at Shire Pharmaceuticals plc, where he held the positions of Director of Corporate Finance and Group Financial Controller. He joined Shire when it was an emerging public company. He qualified as a chartered accountant with Ernst & Young and serves on the Life Sciences Industry Advisory Board for the Scottish Government. We believe Mr. McBarron’s qualifications to serve on the Board of Directors include his role as Executive Vice President, Finance and Chief Operating Officer of our Company, his experience in the biotechnology and pharmaceutical industry and his expertise in financial areas and operations.
Nicholas Bacopoulos, Ph.D.   Dr. Bacopoulos has served as a director of the Company since September 2008. From September 2010 to December 2013, he served as the Chief Executive Officer of Mersana Therapeutics, a private biotechnology company. His previous leadership roles include Chief Executive Officer and President of Aton Pharma, Inc., where he led the development of Zolinza®, approved for the treatment of cutaneous T-cell lymphoma. Aton was subsequently acquired by Merck & Co., Inc. He was previously President and Head of Research and Development at OSI Pharmaceuticals, Inc., where he was involved with the global development of Tarceva®, approved for the treatment of non-small cell lung cancer and pancreatic cancer. Dr. Bacopoulos also worked for 17 years at Pfizer, where he held senior positions within Pfizer Central Research and Corporate Strategic Planning. He led the company’s Cancer and Neuroscience Research groups, which developed several marketed drugs, including Geodon® and Zoloft®. Dr. Bacopoulos also serves on the board of directors of Priaxon, AG. He received his B.A. degree from Cornell College and his Ph.D. from the University of Iowa. He obtained postdoctoral training at Yale University School of Medicine. We believe Dr. Bacopoulos’s qualifications to serve on the Board of Directors include his experience with commercialization and product development as well as his extensive experience overseeing the operations and research and development of biotechnology and life science companies.

Christopher S. Henney, Ph.D. D.Sc.   Dr. Henney has served as a director of the Company since March 2006. Dr. Henney had served as a director of Xcyte Therapies Inc., acquired by the Company in 2006, since March 2005, and continued on as Vice Chairman of the Company. Previously, Dr. Henney co-founded three major publicly held U.S. biotechnology companies, Immunex, ICOS and Dendreon, and held a seat on the board of directors and executive positions at each company. From 1995 to January 2003, Dr. Henney was Chairman and Chief Executive Officer of Dendreon Corporation. Dr. Henney currently serves as the Chairman of Oncothyreon, Inc. and Anthera Pharmaceuticals, Inc., both biotechnology companies. He is also a director of Prothena Corporation plc. He previously served as a director of AVI Biopharma Inc. (now Sarepta Therapeutics) from March 2009 until June 2010 and a director of Mymetics Inc. during 2011. Dr. Henney received a Ph.D. in experimental pathology from the University of Birmingham and a D.Sc. from the same university for contributions to the field of immunology. In 2012, Dr. Henney was inducted into the International Biotechnology CEOs Hall of Fame. We believe Dr. Henney’s qualifications to serve on the Board of Directors include his extensive knowledge and business experience in the biotechnology industry, including a diversified background as an executive in public companies and as a board member of several public companies, giving him a breadth of knowledge and valuable understanding of our business.
Director Independence
Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with the Company, either directly or indirectly. Based upon this review, our Board of Directors has determined that each of the following directors is an “independent director” as such term is defined by rules of The NASDAQ Stock Market, Inc., or NASDAQ:
•
Nicholas Bacopoulos, Ph.D.

•
Sir John Banham

•
Christopher Henney, Ph.D., D.Sc.

•
David U’Prichard, Ph.D.

•
Gregory T. Hradsky

•
Lloyd Sems

•
Samuel L. Barker, Ph.D.

The Board of Directors has established three standing committees, (1) the Compensation and Organization Development Committee, (2) the Audit Committee, and (3) the Nominating and Corporate Governance Committee. The Board of Directors has also determined that each member of these committees meets the independence requirements applicable to each such committee as prescribed by NASDAQ and the SEC.
Committees of the Board of Directors and Meetings
Meeting Attendance.   During the fiscal year ended 2014, there were seven meetings of our Board of Directors, and the various committees of the Board met a total of seven times. No director attended fewer than 75% of the total number of meetings of the Board of Directors and of committees of the Board on which he served during fiscal 2014.
Audit Committee.   Our Audit Committee met four times during fiscal 2014. The Audit Committee during such period had four members, Sir John Banham (Chairman), Dr. Christopher Henney, Gregory T. Hradsky and Samuel L. Barker, who joined as a member of the Audit Committee in September of 2014. All members of the Audit Committee satisfy the current independence standards promulgated by the NASDAQ and SEC, as such standards apply specifically to members of audit committees. The Board of Directors has determined that Sir John Banham is an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K.

Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the authority to retain and terminate the services of our independent registered public accounting firm. In addition, the Audit Committee reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.
A copy of the Audit Committee’s written charter is publicly available on our website at www.cyclacel.com.
Compensation and Organization Development Committee.   Our Compensation and Organization Development Committee met two times during fiscal 2014. The Compensation and Organization Development Committee is composed entirely of directors who are not our current or former employees, all of whom qualify as independent under the definition promulgated by the NASDAQ and SEC. The Compensation and Organization Development Committee currently has four members: Dr. Nicholas Bacopoulos (Chairman), Dr. Christopher Henney, Dr. David U’Prichard and Dr. Samuel L. Barker, who joined as a member of the Compensation and Organization Development Committee in September of 2014. Our Compensation and Organization Development Committee’s role and responsibilities are set forth in its written charter and includes reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. The Compensation and Organization Development Committee also administered our Amended and Restated 2006 Equity Incentive Plan, as amended. Our Compensation and Organization Development Committee is responsible for the determination of the compensation of our chief executive officer, and shall conduct its decision making process with respect to that issue without the chief executive officer present.
A copy of the Compensation and Organization Development Committee’s written charter is publicly available on our website at www.cyclacel.com.
Nominating and Corporate Governance Committee.   Our Nominating and Corporate Governance Committee met once during fiscal 2014 and recommended to the Board of Directors the appointment of Dr. Samuel L. Barker to the Board of Directors. The Nominating and Corporate Governance Committee consists of Dr. Christopher Henney (Chairman), Sir John Banham, Lloyd Sems and David U’Prichard, all of whom qualify as independent under the definition promulgated by the NASDAQ and SEC. The functions of the Nominating and Corporate Governance Committee are set forth in the Nominating and Corporate Governance Committee’s charter and include evaluating and making recommendations to the full Board of Directors as to the size and composition of the Board of Directors and its committees, evaluating and making recommendations as to potential candidates, and evaluating the performance of the Board of Directors. The Nominating and Corporate Governance Committee does not consider issues of diversity among its members identifying and considering nominees for director.
If a stockholder wishes to nominate a candidate for director who is not to be included in our proxy statement, it must follow the procedures described in our By-Laws and in “Stockholder Proposals and Nominations For Director” at the end of this proxy statement.
In addition, under our current corporate governance policies, the Nominating and Corporate Governance Committee may consider candidates recommended by stockholders as well as from other sources, such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating and Corporate Governance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board of Directors, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources.
A copy of the Nominating and Corporate Governance Committee’s written charter is publicly available on our website at www.cyclacel.com.
Board Leadership Structure
Dr. U’Prichard serves as the Chairman of our Board of Directors and Mr. Rombotis serves as our President and Chief Executive Officer. Dr. U’Prichard is an independent director under the definition promulgated by the NASDAQ and SEC, and we believe that it is preferable for one of our independent directors to serve as Chairman of the Board of Directors. We also believe that this structure is the most effective structure for us and our stockholders at this time because a separate chairman (i) can provide the Chief Executive Officer with guidance and feedback on his performance, (ii) provides a more effective channel for the Board of Directors to express its views on management, and (iii) allows the Chairman to focus on stockholder interests and corporate governance while providing Mr. Rombotis with the ability to focus his attention on managing our day-to-day operations. As Dr. U’Prichard has significant senior level pharmaceutical industry experience, he is particularly well-suited to serve as Chairman.
We recognize that different board leadership structures may be appropriate for companies in different situations. We will continue to re-examine our corporate governance policies and leadership structures on an ongoing basis to ensure that they continue to meet the Company’s needs.
Role in Risk Oversight
Management is responsible for managing the risks that we face. The Board of Directors is responsible for overseeing management’s approach to risk management that is designed to support the achievement of organizational objectives, including strategic objectives and risks associated with our clinical trials, to improve long-term organizational performance and enhance stockholder value. The involvement of the full Board of Directors in reviewing our strategic objectives and plans, including with respect to our clinical trials, is a key part of the Board of Directors’ assessment of management’s approach and tolerance to risk. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. In setting our business strategy, our Board of Directors assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk for us.
While the Board of Directors has ultimate oversight responsibility for overseeing management’s risk management process, various committees of the Board of Directors assist it in fulfilling that responsibility.
The Audit Committee assists the Board of Directors in its oversight of risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements, the Nominating and Corporate Governance Committee reviews legal and regulatory compliance risks and the Compensation and Organization Development Committee assists the Board of Directors in its oversight of the evaluation and management of risks related to our compensation policies and practices.
Stockholder Communications to the Board of Directors
Generally, stockholders who have questions or concerns should contact our Investor Relations department at (908) 517-7330 or e-mail at ir@cyclacel.com. However, stockholders wishing to submit written communications directly to the Board of Directors should send their communications to our Secretary, Paul McBarron, Cyclacel Pharmaceuticals, Inc., 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922. All stockholder communications will be considered by the independent members of our Board of Directors. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:
•
junk mail and mass mailings;

•
resumes and other forms of job inquiries;

•
surveys; and

•
solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.
Executive Officer
The following table sets forth certain information regarding Dr. Judy Chiao, an executive officer during fiscal 2014, who is also not a member of our Board of Directors. Dr. Chiao is currently an at-will employee.
Name	Age	Position
Dr. Judy Chiao	55	Vice President, Clinical Development and Regulatory Affairs

Judy Chiao, M.D.   Dr. Chiao joined Cyclacel in December 2004. From December 2001 to September 2004, she was employed at Aton Pharma, Inc., a wholly owned subsidiary of Merck & Co. Inc., most recently as Vice President, Oncology Clinical Research and Development. Prior to Aton’s acquisition by Merck, she was responsible for leading the clinical development of Zolinza®, a histone deacetylase inhibitor, for hematologic and solid tumor indications. From July 2000 to December 2001, Dr. Chiao was a Senior Medical Reviewer, Division of Oncology Drug Products, Center for Drug Evaluation and Research, U.S. Food and Drug Administration, where she was the agency’s primary reviewer for a range of oncology drugs and regulatory subjects. She also presented the FDA’s views in several New Drug Application reviews at Oncology Drug Advisory Committees. Dr. Chiao earned her Bachelor of Science in Chemistry (summa cum laude) at Columbia University and received her medical degree from Harvard Medical School. Her internship and residency in internal medicine was carried out at Columbia-Presbyterian Medical Center, New York and she held a Research Fellowship in Molecular Pharmacology at Sloan Kettering Institute for Cancer Research and a Clinical Fellowship in Hematology/Oncology at Memorial Sloan Kettering Cancer Center, both in New York. She has also been a member of a number of FDA-related working groups and has also been a Core Member of the Pharsight-FDA Cooperative Research and Development Agreement (CRADA) on clinical trial simulation and population pharmacokinetic analysis software for drug development.
EXECUTIVE AND DIRECTOR COMPENSATION
Summary Compensation Table
The following table shows the compensation paid or accrued during the last two fiscal years ended December 31, 2013 and 2014 to (1) our President and Chief Executive Officer, (2) our Executive Vice President, Finance, Chief Financial Officer and Chief Operating Officer, and (3) our next most highly compensated executive officer, other than our President and Chief Executive Officer and our Executive Vice President, Finance, Chief Financial Officer and Chief Operating Officer, who earned more than $100,000 during the year ended December 31, 2014.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compensation ($)(2)	Total ($)
Spiro Rombotis President and Chief Executive Officer	2014	530,553	—	—	27,808	558,361
	2013	515,100	198,314	387,241	28,888	1,129,543
Paul McBarron(3) Executive Vice President, Finance, Chief Operating Officer, Chief Financial Officer, and Secretary	2014	324,442	—	—	22,315	346,757
	2013	334,398	128,744	258,161	22,372	743,675
Judy Chiao, MD Vice President, Clinical Development and Regulatory Affairs	2014	348,379	—	—	17,984	366,363
	2013	338,232	104,175	239,721	19,870	701,998

(1)
These amounts represent the aggregate grant date fair value for option awards for fiscal year 2013, computed in accordance with FASB ASC Topic 718. The grant date fair value of performance awards is determined based on the probable outcome of such performance conditions as of the grant date. A discussion of the assumptions used in determining grant date fair value may be found in Note 11 to our Financial Statements, included in our Annual Report on Form 10-K for the year ended December 31, 2013 and Note 11 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2014.

(2)
Consists of the following for all executive officers: Payments for private medical and health insurance, life insurance and permanent health insurance; and matching contributions made under the Company’s U.S. 401(k) Plan and U.K. Group Personal Pension Plan.

(3)
Mr. McBarron’s compensation was translated from British pound sterling to the U.S. dollar using the exchange rates of  $1.64910 as of December 31, 2013 and $1.5534 as of December 31, 2014.

Narrative Disclosure to Summary Compensation Table
The Compensation and Organization Development Committee of our Board of Directors makes decisions regarding the compensation of our President and Chief Executive Officer. The Compensation and Organization Development Committee is composed entirely of independent directors and meets in executive session to discuss and formulate its recommendation for the Chief Executive Officer’s base salary and bonus. The Compensation and Organization Development Committee does not rely solely on any predetermined formula or a limited set of criteria in evaluating the Chief Executive Officer’s performance for the year. The evaluation is based on the Chief Executive Officer’s success in achieving his performance goals, which include financial, strategic and leadership objectives. The Chief Executive Officer also provides the Compensation and Organization Development Committee with a self-review of his performance as part of the Company’s review process.
The Compensation and Organization Development Committee also approves the annual compensation (including base salary, bonus, and stock-based compensation) for our other named executive officers based on:
•
the executive’s scope of responsibilities;

•
an informed market assessment of competitive practices for similar roles within peer group companies;

•
evaluations of performance for the year, as assessed by the Chief Executive Officer, supported by the Company’s performance review process and the executive’s self-assessment; and

•
recommendations by our Chief Executive Officer for each named executive officer with respect to base salary, cash bonus, and stock-based compensation.

The Compensation and Organization Development Committee is authorized to engage and retain independent consultants and other experts to assist in fulfilling its responsibilities, and the Committee does intend to engage periodically an external consultant to provide independent verification of market position and ensure the appropriateness of executive compensation.
During the most recent year, the Board of Directors and the Compensation and Organization Development Committee reviewed the annual compensation for our executive officers. The Compensation and Organization Development Committee determined not to provide an increase in base salary for 2015 or to pay our executive officers any bonuses for their performance in the fiscal year ended December 31, 2014 due to the announcement by the Company on December 16, 2014 that the independent Data Safety Monitoring Board for the Company’s Phase 3 SEAMLESS study of oral sapacitabine capsules in acute myeloid leukemia determined that based on available interim data, it would be unlikely for the study to reach statistically significant improvement in survival despite reaching enrollment of 486 patients and continuation to final analysis. The Compensation and Organization Development Committee will reevaluate at midyear its decision of whether to pay bonuses to its executive officers before the end of the fiscal year ending December 31, 2015 as recognition for improvement, if observed, over the course of early 2015.
No restricted stock units, or RSUs, were granted during the year ended December 31, 2014. During the year ended December 31, 2013, our Board of Directors, at the recommendation of the Compensation and Organization Development Committee, granted to our executive officers an aggregate of 60,000 restricted stock units, or RSUs, to vest upon the fulfillment of certain clinical and financial conditions and terminate if the fulfillment of such conditions was not completed by December 31, 2014. These RSUs were approved and considered vested on February 15, 2015 and were issued at the closing price of the Company’s Common Stock on that date.
No options to purchase Common Stock were granted to our executive officers during the year ended December 31, 2014. During the year ended December 31, 2013, the Company granted an aggregate of 240,000 options to purchase shares of Common Stock with a weighted value exercise price of  $4.61 per share.

We currently have employment agreements with two of our named executive officers, Spiro Rombotis, our President and Chief Executive Officer, and Paul McBarron, our Executive Vice President—Finance, Chief Financial Officer, Chief Operating Officer and Secretary.
Spiro Rombotis, President and Chief Executive Officer.   On March 20, 2008, we entered into a three-year employment agreement with Mr. Spiro Rombotis, effective January 1, 2008, which agreement was most recently renewed on substantially the same terms, effective January 1, 2014, for an additional three years. Mr. Rombotis’ current annual base salary is $530,553, which may be increased in the future in accordance with the terms of his employment agreement. Mr. Rombotis was paid an annual base salary of $515,100 and $530,553 for the years ending December 31, 2013and 2014, respectively. Mr. Rombotis is also eligible for a yearly incentive cash bonus, based on a percentage of his then current base salary, if he meets certain corporate and individual performance criteria set by the Compensation and Organization Development Committee at the beginning of each year of employment, subject to the approval of our Board of Directors. The agreement also provides for reimbursement of reasonable and necessary expenses incurred by Mr. Rombotis in connection with his the performance of his services. In addition, Mr. Rombotis is entitled to certain employment benefits.
In addition, Mr. Rombotis also agreed to certain confidentiality and assignment of inventions obligations and will be subject to certain non-competition obligations for a period of one year following termination of his employment.
For further information on terms regarding termination and change-in-control in the Company, see “Potential Payments upon Termination or Change-in-Control” below.
Paul McBarron, Executive Vice President—Finance, Chief Financial Officer, Chief Operating Officer and Secretary.   On March 31, 2008, we entered into a three-year employment agreement with Mr. Paul McBarron effective January 1, 2008, which agreement was most recently renewed on substantially the same terms, effective January 1, 2014, for an additional three years. Mr. McBarron’s current annual base salary is £208,859, which may be increased in the future in accordance with the terms of his employment agreement. Mr. McBarron was paid an annual base salary of  £202,776 and £208,859 for the years ending December 31, 2013 and 2014, respectively. Mr. McBarron is also eligible for a yearly incentive cash bonus, based on a percentage of his then current base salary, if he meets certain corporate and individual performance criteria set by the Compensation and Organization Development Committee at the beginning of each year of employment, subject to the approval of our Board of Directors. The agreement also provides for reimbursement of reasonable and necessary expenses incurred by Mr. McBarron in connection with his the performance of his services. In addition, Mr. McBarron is entitled to certain employment benefits.
In addition, Mr. McBarron also agreed to certain confidentiality and assignment of inventions obligations and will be subject to certain non-competition obligations for a period of one year following termination of his employment.
For further information on terms regarding termination and change-in-control in the Company, see “Potential Payments upon Termination or Change-in-Control” below.
Outstanding Equity Awards at 2014 Fiscal Year-End
The following table shows grants of stock options and grants of unvested stock or unvested stock units outstanding on the last day of the fiscal year ended December 31, 2014, including non-performance based awards, to each of the executive officers named in the Summary Compensation Table. The Company does not have any unearned equity incentive awards.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price(1) ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)
Spiro Rombotis	13,976	0(2)	44.80	6/14/2016	—	—
	22,857	0(3)	48.65	12/20/2016	—	—
	28,571	0(4)	38.71	12/06/2017	—	—
	21,429	0(5)	3.08	11/18/2018	—	—
	10,714	0(6)	11.13	12/10/2020	—	—
	37,188	67,812(7)	4.61	12/09/2023	—	—
					20,000(8)	14,000
Paul McBarron	9,097	0(2)	44.80	6/14/2016	—	—
	14,286	0(3)	48.65	12/20/2016	—	—
	14,286	0(4)	38.71	12/06/2017	—	—
	21,429	0(5)	3.08	11/18/2018	—	—
	10,714	0(6)	11.13	12/10/2020	—	—
	24,792	45,208(7)	4.61	12/09/2023	—	—
					20,000(8)	14,000
Judy Chiao	6,995	0(2)	44.80	6/14/2016	—	—
	11,429	0(3)	48.65	12/20/2016	—	—
	14,286	0(4)	38.71	12/06/2017	—	—
	10,714	0(5)	3.08	11/18/2018	—	—
	8,929	0(6)	11.13	12/10/2020	—	—
	23,021	41,979(7)	4.61	12/09/2023	—	—
					20,000(8)	14,000

(1)
The market value of the shares underlying stock awards is determined by multiplying the number of shares by $0.70, the closing price of our Common Stock on the NASDAQ Global Market on December 31, 2014, the last day of our fiscal year.

(2)
These options were granted on June 14, 2006, two-thirds of which vested immediately, and the balance of which vested ratably on a monthly basis over the following twelve months.

(3)
These options were granted on December 21, 2006, and are exercisable over a four-year period with one-fourth of the options granted vesting on December 21, 2007, the first anniversary of the grant date, and the balance of the options granted vesting ratably on a monthly basis over the following 36 months.

(4)
These options were granted on December 6, 2007, and are exercisable over a four-year period with one-fourth (1/4) of the options granted vesting on December 6, 2008, the first anniversary of the grant date, and the balance of the options granted vesting ratably on a monthly basis over the following 36 months.

(5)
These options were granted on November 18, 2008, and vested over a three-year period, with one-third of the options granted vesting on November 18, 2009, the first anniversary of the grant date, and the balance of the options granted vesting ratably on a monthly basis over the following 24 months.

(6)
These options were granted on December 10, 2010, and vest ratably on a monthly basis over 48 months.

(7)
These options were granted on December 9, 2013, and vest ratably on a monthly basis over 36 months.

(8)
These shares of common stock represent restricted stock units. 20,000 restricted stock units were granted on January 25, 2013, and were to vest upon the fulfillment of certain clinical and financial conditions. These RSUs were approved and considered vested on February 15, 2015.

Potential Payments Upon Termination or Change-in-Control
We have entered into agreements that require us to make payments and/or provide benefits to certain of our executive officers in the event of a termination of employment or change-in-control. Our 2006 Plan provided for payments to named executive officers in connection with a termination or a change-in-control of the Company.
The following summarizes the potential payments to each named executive officer for which we have entered into such an agreement, assuming that one of the events identified below occurs.
Spiro Rombotis, President and Chief Executive Officer.   Mr. Rombotis’ employment agreement provides for certain severance arrangements. In the event that Mr. Rombotis’ employment is terminated “without cause,” other than termination for a “change of control” (each as defined in the employment agreement), we will be required to pay Mr. Rombotis (i) all accrued but unpaid compensation up to the time of such termination; (ii) for a period of twelve months following such termination, severance payments in the form of continuation of his base salary as in effect immediately prior to such termination (the “Severance Payments”), including coverage of his medical care and life insurance pursuant to COBRA, on the same terms as applicable to other executive employees, unless Mr. Rombotis obtains substitute coverage; and (iii) a period of six months in which to exercise all vested options held by Mr. Rombotis. In the event that Mr. Rombotis’ employment is terminated within six months following a “change-in-control” event, Mr. Rombotis will be entitled to (i) all accrued but unpaid compensation up to the time of such termination; (ii) Severance Payments for a period of 24 months; (iii) out-of-pocket expenses reasonably incurred by Mr. Rombotis in connection with his and his family’s relocation to London; and (iv) eighteen months’ accelerated vesting of any options held by him. In the event of termination due to his death or disability, we will pay Mr. Rombotis (or his estate, as the case may be) (i) all accrued but unpaid compensation up to the time of such termination and (ii) Severance Payments for a period of twelve months. He (or his estate, as the case may be) would also be entitled to a period of twelve months in which all of his vested options can be exercised.
Paul McBarron, Executive Vice President—Finance, Chief Financial Officer, Chief Operating Officer and Secretary.   Mr. McBarron’s employment agreement provides for certain severance arrangements. In the event that Mr. McBarron’s employment is terminated “without cause,” other than termination for a “change of control” (each as defined in his employment Agreement), we will be required to pay Mr. McBarron (i) all accrued but unpaid compensation up to the time of such termination; (ii) Severance Payments for a period of twelve months following such termination; and (iii) a period of six months in which to exercise all vested options held by Mr. McBarron. In the event that Mr. McBarron’s employment is terminated within six months following a “change-in-control” event, Mr. McBarron will be entitled (i) all accrued but unpaid compensation up to the time of such termination; (ii) Severance Payments for a period of twelve months; and (iii) eighteen months’ accelerated vesting of any options held by him and, in the event of termination due to his death or disability, we will pay Mr. McBarron (or his estate, as the case may be) (i) all accrued but unpaid compensation up to the time of such termination and (ii) Severance Payments for a period of twelve months. He (or his estate, as the case may be) would also be entitled to a period of twelve months in which all of his vested options can be exercised.
Dr. Judy Chiao, Vice President, Clinical Development and Regulatory Affairs.   On December 10, 2010, we entered into a Change in Control Agreement (the “CIC Agreement”), with Dr. Chiao.
In the event of a Change in Control (as defined below) of the Company, and Dr. Chiao’s employment with the continuing or surviving company (the “Controlling Company”) is terminated (including if Dr. Chiao voluntarily terminates her employment for Good Reason, as defined below) at any time within six months following the effective date of a Change in Control, unless such termination is For Cause, death, disability or Dr. Chiao voluntarily leaves without Good Reason (as each such term is defined below), Dr. Chiao will be entitled to receive the following benefits from the Controlling Company in lieu of any further salary and bonus payments to Dr. Chiao for certain periods subsequent to the date of termination in consideration for Dr. Chiao’s execution and delivery of a general release in favor of the Controlling Company: (i) payment by the Controlling Company of a lump sum severance payment equal to Dr. Chiao’s annual salary for a period of twelve months from the date of termination; (ii) payment by the Controlling Company of all unpaid, accrued vacation through the date of termination; (iii) all options to purchase shares of the Company’s Common Stock held by Dr. Chiao shall be vested and exercisable for twelve months following the effective date of the Change in Control; and (iv) the Controlling Company shall arrange coverage for Dr. Chiao and her dependents, as the case may be, under medical care and life insurance benefit plans substantially similar to those which Dr. Chiao and her dependents were entitled immediately prior to the effective date of the Change in Control for a period of up to twelve months after the effective date of the Change in Control, subject to certain exceptions as set forth in more detail in the CIC Agreement.
Under the terms of the CIC Agreement, a “Change-in-Control” shall be deemed to have taken place in the event of: (i) any consolidation or merger of the Company is consummated in which Company is not the continuing or surviving corporation or pursuant to any transaction in which shares of the Company’s capital stock are converted into cash, securities or other property, or any sale, lease, exchange or other transfer in one transaction or a series of transactions contemplated or arranged by any party as a single plan of all or substantially all of the assets of the Company, or the approval of a plan of complete liquidation or dissolution of the Company adopted by the stockholders of the Company; (ii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act, shall, after the date of the CIC Agreement, become the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the voting power of all then outstanding securities of the Company having the right under ordinary circumstances to vote in an election of the board of directors; or (iii) individuals who, at the date of the CIC Agreement, constitute the entire Board and any new directors whose election by the Board, or whose nomination for election by the Company’s stockholders, shall have been approved by a vote of at least a majority of the directors then in office who either were directors as of such date or whose election or nomination for election shall have been so approved shall cease for any reason to constitute a majority of the members of the Board.
Dr. Chiao’s employment shall have been terminated “For Cause” if the Controlling Company shall have terminated Dr. Chiao as a result of: (A) improper conduct, consisting of any willful act or omission with the intent of obtaining, to the material detriment of the Controlling Company, any benefit to which Dr. Chiao would not otherwise be entitled; (B) gross negligence, consisting of wanton and reckless acts or omissions in the performance of Dr. Chiao’s duties to the material detriment of the Controlling Company; (C) addiction to drugs or chronic alcoholism; or (D) any conviction of, or plea of nolo contendere to, a crime (other than a traffic violation) under the laws of the United States or any political subdivision thereof, subject to certain requirements, as set forth in more detail in the CIC Agreement.
Dr. Chiao shall be deemed to have terminated her employment for “Good Reason” if the Controlling Company (A) materially reduces Dr. Chiao’s duties, responsibilities or authority commensurate with his or her position immediately prior to the effective date of the Change in Control; (B) reduces Dr. Chiao’s base salary in effect immediately prior to the effective date of the Change of Control; (C) requires Dr. Chiao to relocate to another office more than 50 miles of her office location immediately prior to the effective date of the Change of Control, subject to certain exceptions, as more fully set forth in detail in the CIC Agreement; or (D) fails to offer Dr. Chiao all material benefits offered to all other employees of the Controlling Company, and the Controlling Company fails to correct or cure the acts giving rise to the termination of Dr. Chiao’s employment for “Good Reason,” after receipt of Dr. Chiao’s notice of such acts.
Potential payments to each named executive officer under our Amended and Restated 2006 Equity Incentive Plan in connection with a termination or a change-in-control of the Company.   The following summarizes the potential payments to each named executive officer under our 2006 Plan in connection with a termination or a change-in-control of the Company.
Termination For Cause.   If an award recipient’s service relationship with the Company terminates for “cause” (as defined in the 2006 Plan), then any unexercised award shall terminate immediately upon his or her termination of service.
Termination Without Cause.   If an award recipient’s service relationship with the Company terminates for any reason other than for “cause” (excluding death or disability), then the recipient generally may exercise the award, to the extent vested, within 30 days of such termination to the extent that the award is vested on the date of termination (but in no event later than the expiration of the term of the award as set forth in the award agreement). If the recipient dies within three months following such a termination, the award generally may be exercised, to the extent vested, within 180 days’ of the recipient’s death.
Death.   If an award recipient’s service relationship with the Company terminates due to his or her death, the award recipient’s personal representative, estate, or the person who acquires the right to exercise the award by bequest or inheritance, as the case may be, generally may exercise the award, to the extent the award was vested on the date of termination, within one year from the date of the recipient’s death.
Disability.   If an award recipient’s service relationship with the Company terminates due to his or her disability, the recipient, the recipient’s personal representative, estate, or the person who acquires the right to exercise the award by bequest or inheritance, as the case may be, generally may exercise the award, to the extent the award was vested on the date of termination, within one year from the date of the recipient’s termination, or if the recipient dies during such one-year period, within the later of one year from the date of the recipient’s termination and 180 days from the recipient’s death. In no event may an award be exercised later than the expiration of the term of the award as set forth in the award agreement.
Change-in-Control.   Pursuant to the terms of the 2006 Plan, in the event of a change-in-control (as defined in the 2006 Plan), all outstanding options, SARs and other awards granted under the 2006 Plan will be either:
•
assumed by the successor corporation or a parent or subsidiary of the successor corporation; or

•
substituted with an equivalent award by the successor corporation or a parent or subsidiary of the successor corporation.

However, in the event that the successor corporation refuses to assume or substitute an award:
•
awards consisting of options, SARs and rights to purchase restricted stock will become fully vested and immediately exercisable, including awards that would not otherwise have become vested or exercisable; and

•
all other awards will become fully earned and eligible to receive a payout.

For the purposes of the 2006 Plan, a participant’s award will be considered assumed if, following the change-in-control, the assumed award confers, for each share of the Company’s Common Stock subject to the award immediately prior to the change-in-control, the right to receive the consideration (whether stock, cash, or other securities or property) received in the change-in-control for each share of Common Stock held on the effective date of the transaction; provided, however, that if the consideration received in the change-in-control is not solely common stock of the successor corporation or its parent, the committee administering the plan may, with the consent of the successor corporation, provide for the consideration per share to be received upon the exercise of the award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of the Company’s Common Stock in the change-in-control.
Under the 2006 Plan, a change-in-control is the occurrence of one of the following events:
•
a person, partnership, joint venture, corporation or other entity, or two or more of any of the foregoing acting as a group (or any “person” within the meaning of Sections 13(d)(3) and 14(d) of the Exchange Act), other than the Company, a Subsidiary, or an employee benefit plan (or related trust) of the Company or a Subsidiary, become(s) the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of 30% or more of the then-outstanding voting stock of the Company;

•
during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors (together with any new director whose election by the Board of Directors or whose nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office;

•
all or substantially all of the business of the Company is disposed of pursuant to a merger, consolidation or other transaction in which the Company is not the surviving corporation or the Company combines with another Company and is the surviving corporation (unless the stockholders of the Company immediately following such merger, consolidation, combination, or other transaction beneficially own, directly or indirectly, more than 50% of the aggregate voting stock or other ownership interests of  (x) the entity or entities, if any, that succeed to the business of the Company or (y) the combined company);

•
the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which the Board of Directors in office immediately prior to such transaction or event constitutes less than a majority of the Board of Directors thereafter; or

•
the stockholders of the Company approve a sale of all or substantially all of the assets of the Company or a liquidation or dissolution of the Company.

Director Compensation
The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2014 to each of our non-employee directors. Directors who are employed by us are not compensated for their service on our Board of Directors.
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
David U’Prichard, Ph.D.	85,000	22,140(2)	107,140
Sir John Banham	54,786	22,140(2)	76,926
Nicholas Bacopoulos, Ph.D.	51,071	22,140(2)	73,211
Christopher S. Henney, Ph.D., D.Sc.	69,857	22,140(2)	91,997
Gregory T. Hradsky	45,000	22,140(2)	67,140
Lloyd Sems	45,000	22,140(2)	67,140
Samuel L. Barker, Ph.D.	13,366	23,310(3)	36,676

(1)
These amounts represent the aggregate grant date fair value of options granted to each director during the year ended December 31, 2014 computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 11 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

(2)
Fair value of the options granted on May 22, 2014 was $2.46 per share. 9,000 options remain outstanding as of December 31, 2014.

(3)
Fair value of the options granted on September 10, 2014 was $2.59. 9,000 options remain outstanding as of December 31, 2014.

Director Compensation Program
Under the terms of our Director Compensation Program, the non-employee members of our Board of Directors are paid a fixed annual fee, payable on a quarterly basis, in arrears, on the first day of each quarter, as follows:
Chairman of the Board	$85,000
Vice Chairman of the Board	$65,000
Chairman—Audit Committee	$55,000
Other Non-Management Board Members	$45,000

In addition, the non-employee members of our Board of Directors are entitled to receive stock options on an annual basis on the date of the Company’s annual meeting. During 2014, they received stock options as follows:
Chairman and Vice Chairman	9,000
Chairman of the Audit Committee	9,000
Other Board Members	9,000
The non-employee directors are also reimbursed for customary business expenses in connection with attending Board of Directors and committee meetings.
During 2014, our Compensation and Corporate Governance Committee retained Pearl Meyer Partners, or Pearl Meyer, an independent, national executive compensation consulting firm, to review and provide recommendations concerning all of the components of our non-employee director compensation program for the year ended December 31, 2014. Pearl Meyer performed services solely on behalf of the Compensation and Corporate Governance Committee and has no relationship with the Company or management except as it may relate to performing such services. The Compensation and Corporate Governance Committee has assessed the independence of Pearl Meyer pursuant to SEC rules and the corporate governance rules of the NASDAQ Stock Market and concluded that no conflict of interest exists that would prevent Pearl Meyer from independently representing the Compensation and Corporate Governance Committee.
Equity Compensation Plan Information
The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2014:
	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Total equity compensation plans approved by security holders(1)	1,099,314	$11.04	—
Equity compensation plans not approved by security holders	—	—	—

(1)
Consists of our Amended and Restated 2006 Equity Incentive Plan (the “2006 Plan”). The 2006 Plan provides for the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units and performance units. There were no shares available for issuance, as of April 1, 2015, under the 2006 Plan.

REPORT OF AUDIT COMMITTEE
The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of NASDAQ Global Market, has furnished the following report:
The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. The Audit Committee’s role and responsibilities are set forth in our charter adopted by the Board of Directors. The Audit Committee reviews and reassesses our charter annually and recommends any changes to the Board of Directors for approval.
In fiscal 2014, the Audit Committee met with management to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with the Company’s independent registered public accounting firm and with appropriate Company financial personnel.
The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, retention, and oversight of the work of McGladrey LLP, or McGladrey.
The Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2014 with management and McGladrey, our independent registered public accounting firm.
The Audit Committee discussed with McGladrey the matters required to be discussed in accordance with Auditing Standard No. 16—Communications with Audit Committees.
The Audit Committee received written disclosures and the letter from McGladrey regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding McGladrey’s communications with the Audit Committee and the Audit Committee further discussed with McGladrey their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.
Based on the Audit Committee’s review of the audited consolidated financial statements and discussions with management and McGladrey, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the SEC.
Members of the Audit Committee
Sir John Banham (Chairman)
Dr. Christopher Henney
Gregory T. Hradsky
Dr. Samuel L. Barker

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. These persons are required by regulation to furnish us with copies of all Section 16(a) reports that they file. Based on our review of the copies of these reports received by us, or written representations from the reporting persons that no other reports were required, we believe that, during fiscal year 2014, all reports to be filed pursuant to Section 16(a) of the Exchange Act were filed on a timely basis except that one report, covering one transaction, was filed late by Spiro Rombotis, and one report, covering one transaction, was filed late by Dr. Judy Chiao.
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Our Audit Committee reviews and approves in advance all related-party transactions. There have been no transactions during our last two fiscal years with our directors and officers and beneficial owners of more than 5% of our voting securities and their affiliates.

PROPOSALS TO BE VOTED UPON BY HOLDERS OF COMMON STOCK
PROPOSAL 1: ELECTION OF CLASS 3 DIRECTORS
Background
Under our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, as amended, the number of directors is fixed from time to time by the Board of Directors. We have a staggered Board of Directors comprised of three classes, and each director serves until the annual meeting in which his term expires. Each of Paul McBarron, Dr. Nicholas Bacopoulos and Dr. Christopher Henney is a Class 3 director, the term of which class expires at the 2018 annual meeting, and, if elected, would serve until our 2018 annual meeting.
The Board of Directors has voted to nominate Paul McBarron, Dr. Nicholas Bacopoulos and Dr. Christopher Henney for re-election at the 2015 annual meeting to serve as a Class 3 director until the 2018 annual meeting of stockholders and until their respective successors have been elected and qualified.
Unless authority to vote for the nominee named above is withheld, the shares represented by the enclosed proxy will be voted FOR the re-election as director of each of Paul McBarron, Dr. Nicholas Bacopoulos and Dr. Christopher Henney. In the event that any nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his place. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve.
Unless authority to vote for either of the nominees named above is withheld, the shares of Common Stock represented by the enclosed proxy will be voted FOR the re-election as director of each of Paul McBarron, Dr. Nicholas Bacopoulos and Dr. Christopher Henney.
Required Vote
A plurality of the votes cast at the annual meeting by the holders of our Common Stock is required to elect the nominees as director.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THE RE-ELECTION BY HOLDERS OF COMMON STOCK OF EACH OF PAUL MCBARRON, DR. NICHOLAS BACOPOULOS AND DR. CHRISTOPHER HENNEY AS CLASS 3 DIRECTORS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY CARD.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed McGladrey LLP, or McGladrey, as our independent registered public accounting firm, to audit our consolidated financial statements for the fiscal year ended December 31, 2015. The Board of Directors proposes that our holders of Common Stock ratify this appointment. We expect that representatives of McGladrey will be present at the annual meeting via conference call, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.
The following table presents fees for professional audit services rendered by our independent registered public accounting firms for the audit of Cyclacel’s annual financial statements for the years ended December 31, 2013 and 2014, and fees billed for other services rendered by them during those periods.
	2013(1)	2014
Audit fees(2)	$286,500	$250,500
Tax fees(3)	44,080	22,100
Total	$330,580	$272,600

(1)
Ernst &Young LLP, or EY, our former accounting firm, reviewed the Company’s interim financial statements for the three months ended March 31, 2013 and performed certain audit-related services prior to their dismissal in June 2013. McGladrey reviewed the Company’s interim financial statements for the three-month periods ended June 30, 2013 and September 30, 2013 and audited the Company’s annual financial statements for the year ended December 31, 2013.

(2)
Audit fees represent fees for the audit of the Company’s annual consolidated financial statements, review of the Company’s interim financial statements included in quarterly reports on Form 10-Q, services that an independent auditor would customarily provide in connection with subsidiary audits, other regulatory filings and similar engagements for each fiscal year shown, such as attest services, consents and assistance with review of reports filed with the SEC. Of the audit fees set forth in the table, EY and McGladrey earned 2013 fees of  $105,500 and $181,000, respectively and 2014 fees of $52,500 and $198,000, respectively. EY provided services related to the issuance of a consent in April 2014.

(3)
Tax fees represent tax compliance and return preparation and tax planning and advice. These services were provided by McGladrey in 2013 and 2014.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors
Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation, and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.
Prior to engagement of the independent auditor for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.
1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits and attest services and consultation regarding financial accounting and/or reporting standards.
2. Audit-Related services are for assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits and special procedures required to meet certain regulatory requirements.

3. Tax services include all services performed by the independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning and tax advice.
4. Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.
Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.
The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
In the event the stockholders do not ratify the appointment of McGladrey as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.
Required Vote
The affirmative vote of a majority of the votes cast at the annual meeting is required to ratify the appointment of the independent registered public accounting firm.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF MCGLADREY, LLP OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY CARD.

PROPOSAL 3: APPROVAL OF THE COMPANY’S
2015 EQUITY INCENTIVE PLAN
General
We are requesting that you vote to approve the Cyclacel Pharmaceuticals, Inc. 2015 Equity Incentive Plan (the “2015 Plan”). On March 30, 2015, our Board of Directors approved the adoption of the 2015 Plan, effective upon approval by our stockholders at the annual meeting. The 2015 Plan is intended to replace our Amended and Restated 2006 Equity Incentive Plan (the “2006 Plan”), which will expire by its terms on January 19, 2016 and, if the 2015 Plan is approved by our stockholders, it will be terminated effective as of such stockholder approval. The 2015 Plan will allow for the issuance of up to 3,500,000 shares of our common stock pursuant to awards to be granted under the 2015 Plan. In addition, the 2015 Plan will allow up to 1,231,954 additional shares to be issued if awards outstanding under the 2006 Plan are cancelled or expire on or after the date of the annual meeting of stockholders. As of April 1, 2015, options to purchase 1,231,954 shares of common stock were outstanding under the 2006 Plan, no shares of restricted stock or restricted stock units were outstanding under the 2006 Plan and no shares remained available for issuance thereunder.
As of April 1, 2015, the equity overhang, represented by all awards outstanding plus those available for future grant under the 2006 Plan, was 2.9%. The equity overhang from all awards outstanding and shares available for issuance would be 11.9%, assuming approval of the 2015 Plan. Equity overhang was calculated in each instance above as all shares issuable upon exercise of outstanding options plus shares available for future grant divided by (a) common shares outstanding plus (b) shares in the numerator.
The 2015 Plan is being submitted to you for approval at the annual meeting in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) continued eligibility to receive a federal income tax deduction for certain compensation paid under our Plan by complying with Rule 162(m) of the Code. Approval by our stockholders of the 2015 Plan is also required by the Nasdaq Stock Market Listing Standards.
The 2015 Plan is structured to comply with the requirements imposed by Section 162(m) of the Code and related regulations in order to preserve, to the extent desirable, the tax deduction available to us for awards made under the 2015 Plan. Section 162(m) of the Code generally denies a public corporation a deduction for compensation in excess of  $1,000,000 paid to each of its covered employees unless the compensation is exempt from the $1,000,000 limitation because it qualifies as performance-based compensation. Covered employees include the CEO, and the three most highly compensated officers (other than the CFO) whose compensation is reported to stockholders under the Exchange Act for the taxable year. We believe that it is in the best interests of us and our stockholders to structure the 2015 Plan so that we are in a position to maximize corporate deductibility of executive compensation to the extent that it may be desirable to do so. In order to qualify as performance-based compensation, the compensation paid under a plan to covered employees must be paid under pre-established objective performance goals determined and certified by a committee comprised of outside directors. In addition to other requirements for the performance-based compensation exception, stockholders must be advised of, and must approve, the material terms (or changes in material terms) of the performance goals under which compensation is to be paid. Material terms include: (i) the employees eligible to receive compensation; (ii) a description of the business criteria on which the performance goal is based; and (iii) either the maximum amount of the compensation to be paid if the performance goal is met or the formula used to calculate the amount of compensation if the performance goal is met. The 2015 Plan provisions regarding eligibility and the maximum amount of compensation that may be granted during any calendar year are described below under “Eligibility” and “Shares Available for Issuance” and the performance goals are described below under “Performance Goals.”
Our Board, the Compensation and Organization Development Committee and management all believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The 2015 Plan will maintain and enhance the key policies and practices adopted by our management, the Compensation and Organization Development Committee and Board of Directors to align employee and stockholder interests. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the adoption of the 2015 Plan is essential to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. Accordingly, our Board of Directors believes approval of the 2015 Plan is in our best interests and those of its stockholders and recommends a vote “FOR” the approval of the 2015 Plan.
The following is a brief summary of the 2015 Plan. This summary is qualified in its entirety by reference to the text of the 2015 Plan, a copy of which is attached as Appendix A to this Proxy Statement.
Material Features of the 2015 Plan
Eligibility.   The 2015 Plan allows us, under the direction of our Compensation and Organization Development Committee, to make grants of stock options, restricted and unrestricted stock awards and other stock-based awards to employees, consultants and directors who, in the opinion of the Compensation and Organization Development Committee, are in a position to make a significant contribution to our long-term success. The purpose of these awards is to attract and retain key individuals, further align employee and stockholder interests, and to closely link compensation with Company performance. The 2015 Plan provides an essential component of the total compensation package, reflecting the importance that we place on aligning the interests of key individuals with those of our stockholders. All employees, directors and consultants of the Company and its affiliates are eligible to participate in the 2015 Plan. As of April 1, 2015, there were approximately 25 individuals eligible to participate. On April 1, 2015 the closing market price per share of our common stock was $0.86, as reported by the Nasdaq Global Market.
Shares Available for Issuance.   The 2015 Plan provides for the issuance of up to 3,500,000 shares of our common stock plus a number of additional shares to be issued if awards outstanding under our 2006 Plan are cancelled or expire on or after the date of the annual meeting of stockholders. Generally shares of common stock reserved for awards under the 2015 Plan that lapse or are canceled will be added back to the share reserve available for future awards. However, shares of common stock tendered in payment for an award or shares of common stock withheld for taxes will not be available again for grant. The 2015 Plan provides that no participant may receive awards for more than 750,000 shares of common stock in any fiscal year. In addition, the 2015 Plan will allow up to 1,231,954 additional shares to be issued if awards outstanding under the 2006 Plan are cancelled or expire on or after the date of the annual meeting of stockholders.
Performance Goals.   In order for the Company to have the ability to grant awards under the 2015 Plan that qualify as “performance-based compensation” under Section 162(m) of the Code, the 2015 Plan provides that our Compensation and Organization Development Committee may require that the vesting of certain awards be conditioned on the satisfaction of performance criteria related to objectives of the Company, an affiliate of the Company or a division or strategic business unit of the Company in which the relevant participant is employed, such as: (i) pre-tax income or after-tax income; (ii) income or earnings including operating income, earnings before or after taxes, interest, depreciation, amortization, and/or extraordinary or special items; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (iv) earnings or book value per share (basic or diluted); (v) return on assets (gross or net), return on investment, return on capital, return on invested capital or return on equity; (vi) return on revenues; (vii) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (viii) economic value created; (ix) operating margin or profit margin; (x) stock price or total stockholder return; (xi) income or earnings from continuing operations; (xii) cost targets, reductions and savings, expense management, productivity and efficiencies; (xiii) operational objectives, consisting of one or more objectives based on achieving progress in research and development programs or achieving regulatory milestones related to development and or approval of products; or (xiv) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share of one or more products or customers, geographical business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions. As discussed above, if we determine to make awards under the 2015 Plan subject to the attainment of these performance goals, the Compensation and Organization Development Committee intends that compensation paid under the 2015 Plan will not be subject to the deductibility limitation imposed under Section 162(m) of the Code.

Stock Options.   Stock options granted under the 2015 Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements. Incentive Stock Options may be granted to employees of the Company and its affiliates. Non-qualified options may be granted to employees, directors and consultants of the Company and its affiliates. The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date of grant. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant and the term of the incentive stock option may not be longer than five years. Non-qualified options may not have a term longer than ten years.
Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability.
Restricted Stock.   Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited.
During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote and receive dividends on the restricted shares; but he or she may not sell the shares until the restrictions are lifted.
Other Stock-Based Awards.   The 2015 Plan also authorizes the grant of other types of stock-based compensation including, but not limited to phantom stock awards, stock appreciation rights and stock unit awards. Our Compensation and Organization Development Committee may award such stock-based awards subject to such conditions and restrictions as it may determine however each stock appreciation right shall have an exercise price which shall not be less than the fair market value of our common stock on the date of grant and shall terminate no more than ten years from the date of grant. These conditions and restrictions may include continued employment with us through a specified restricted period.
Plan Administration.   In accordance with the terms of the 2015 Plan, our Board of Directors has authorized our Compensation and Organization Development Committee to administer the 2015 Plan. The Compensation and Organization Development Committee may delegate part of its authority and powers under the 2015 Plan to one or more of our directors and/or officers, but only the Compensation and Organization Development Committee can make awards to participants who are directors or executive officers of the Company. In accordance with the provisions of the 2015 Plan, our Compensation and Organization Development Committee determines the terms of awards, including:
•
which employees, directors and consultants will be granted awards;

•
the number of shares subject to each award;

•
the vesting provisions of each award;

•
the termination or cancellation provisions applicable to awards; and

•
all other terms and conditions upon which each award may be granted in accordance with the 2015 Plan.

In addition, our Compensation and Organization Development Committee may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by the 2015 Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant; and provided, further, that, without the prior approval of our stockholders, options will not be repriced, replaced or regranted through cancellation or by lowering the exercise price of a previously granted award and will not be exchanged for another type of award or cash.

Stock Dividends and Stock Splits.   If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.
Corporate Transactions.   Upon a merger or other reorganization event, our Board of Directors, may, in its sole discretion, take any one or more of the following actions pursuant to the 2015 Plan, as to some or all outstanding awards:
•
provide that all outstanding options shall be assumed or substituted by the successor corporation;

•
upon written notice to a participant provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant;

•
in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;

•
provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event; and

•
with respect to stock grants and in lieu of any of the foregoing, the Board of Directors or an authorized committee may provide that, upon consummation of the transaction, each outstanding stock grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such transaction to a holder of the number of shares of common stock comprising such award (to the extent such stock grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Board of Directors or an authorized committee, all forfeiture and repurchase rights being waived upon such transaction).

However, in the event that the successor corporation refuses to assume or substitute an award:
•
awards consisting of options, SARs and rights to purchase restricted stock will become fully vested and immediately exercisable, including awards that would not otherwise have become vested or exercisable; and

•
all other awards will become fully earned and eligible to receive a payout.

Amendment and Termination.   The 2015 Plan may be amended by our stockholders. It may also be amended by our Board of Directors, provided that any amendment approved by our Board of Directors which is of a scope that requires stockholder approval as required by the rules of the Nasdaq Stock Market, in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, or for any other reason is subject to obtaining such stockholder approval. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent.
Duration of Plan.   The 2015 Plan will expire by its terms on May 22, 2025.
Federal Income Tax Considerations
The material federal income tax consequences of the issuance and exercise of stock options and other awards under the 2015 Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2015 Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.
Incentive Stock Options:
Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.
Non-Qualified Options:
Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.
A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.
An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.
Stock Grants:
With respect to stock grants under the 2015 Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.
With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.
Stock Units:
The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.
Limitation on Our Deductions
As a result of Section 162(m) of the Code, our deduction for certain awards under the 2015 Plan may be limited to the extent that a covered employee receives compensation in excess of  $1,000,000 a year (other than for performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code.) If stockholders approve the 2015 Plan, certain grants under our Plan may qualify as performance-based compensation.
New Plan Benefits
The amounts of future grants under the 2015 Plan are not determinable as awards under the 2015 Plan and will be granted at the sole discretion of the Compensation and Organization Development Committee, or other delegated persons and we cannot determine at this time either the persons who will receive awards under the 2015 Plan or the amount or types of any such awards.
Required Vote
For these reasons, the Board of Directors has recommended adopting the 2015 Plan. The affirmative vote of a majority of the votes cast at the annual meeting is required to approve the amendment to the 2015 Plan.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE ADOPTION THE 2015 PLAN. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 4: ADVISORY VOTE ON APPROVAL OF EXECUTIVE
COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT
General
The Dodd-Frank Wall Street Reform and Consumer Protection of 2010 (or “the Dodd-Frank Act”) enables our stockholders to vote to approve on an advisory and non-binding basis, the compensation of our named executive officers as described in the Executive Officer and Director Compensation section of this proxy statement, the compensation tables and related material contained in this proxy statement. This “say-on-pay” proposal gives our stockholders the opportunity to express their views on our overall compensation decisions and policies. The Dodd-Frank Act also requires an advisory vote on executive compensation at least once every three years.
Stockholders are urged to read the Executive and Director Compensation section of this proxy statement, which discusses how our compensation policies and procedures implement our compensation philosophy. The Compensation and Organization Development Committee and the Board of Directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its goals.
As more fully described in the Executive and Director Compensation section of this proxy statement, existing employment contracts provide for the bulk of the compensation of our executives. A significant portion, however, is discretionary and determined by the Compensation and Organization Development Committee on an annual basis. Historically (but subject to change in the future), much of the additional or bonus compensation and equity awards have been based on specific numeric and weighted criteria for these officers. On an annual basis, the Committee reviews and approves the objectives for each officer’s goals and the following year analyzed to what extent the objectives have been achieved. The Committee then determines the resulting additional compensation and equity grants. In so doing, the Committee considers the interest of the stockholders, current market practices, the clinical goals of the Company, the need to motivate its officers and other criteria. The Committee has also considered the extensive experience of our executives in the biotech industry as well as their related and relevant activities prior to their entry into the biotech industry. These considerations inform the Committee’s assessment of the type of compensation program and incentives that are appropriate and necessary to attract, motivate and retain the named executives who are crucial to the Company’s long-term success.
During the most recent year, the Board of Directors and the Compensation and Organization Development Committee reviewed the annual compensation for our executive officers. The Compensation and Organization Development Committee determined not to provide an increase in base salary for 2015 or pay our executive officers any bonuses for their performance in the fiscal year ended December 31, 2014 due to the announcement by the Company on December 16, 2014 that the independent Data Safety Monitoring Board for the Company’s Phase 3 SEAMLESS study of oral sapacitabine capsules in acute myeloid leukemia determined that based on available interim data, it would be unlikely for the study to reach statistically significant improvement in survival despite reaching enrollment of 486 patients and continuation to final analysis. The Compensation and Organization Development Committee will reevaluate at midyear its decision of whether to pay bonuses to its executive officers before the end of the fiscal year ending December 31, 2015 as recognition for improvement, if observed, over the course of early 2015.
Because your vote is advisory, it will not be binding on our Compensation and Organization Development Committee or our Board of Directors, nor will it directly affect or otherwise limit any compensation or award arrangements that have already been granted to any of the named executive officers. However, the Compensation and Organization Development Committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.
In accordance with the rules recently adopted by the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2015 annual meeting:

“RESOLVED, that the compensation paid to the named executive officers of Cyclacel Pharmaceuticals, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Executive Officer and Director Compensation section of the proxy statement for the 2015 annual meeting, the compensation tables and the related material disclosed in the proxy statement, is hereby APPROVED.”
Required Vote
The affirmative vote of a majority of the votes cast at the annual meeting is required to approve, on an advisory basis, this resolution.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

CODE OF CONDUCT AND ETHICS
We have adopted a code of conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the code of conduct and ethics is posted on our website at www.cyclacel.com, is filed as an exhibit to our Annual Report on Form 10-K, and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922, Attention: Paul McBarron, Executive Vice President—Finance, Chief Financial Officer, Chief Operating Officer and Secretary. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of The NASDAQ Stock Market.
OTHER MATTERS
The Board of Directors knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
To be considered for inclusion in the proxy statement relating to our 2016 Annual Meeting of Stockholders, we must receive stockholder proposals (other than for director nominations) by no later than December 9, 2015. To be considered for presentation at the 2016 Annual Meeting of Stockholders, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than January 23, 2016 and no later than February 22, 2016. Proposals that are not received in a timely manner will not be presented or voted on at the 2016 Annual Meeting of Stockholders. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Secretary, Cyclacel Pharmaceuticals, Inc., 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922.
Berkeley Heights, New Jersey
April 7, 2015
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as amended (other than exhibits thereto), filed with the SEC, which provides additional information about us, is available on the Internet at www.cyclacel.com and is available in paper form to beneficial owners of our stock without charge upon written request to 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922, Attention: Paul McBarron, Executive Vice President—Finance, Chief Financial Officer, Chief Operating Officer and Secretary.

Appendix A
CYCLACEL PHARMACEUTICALS, INC.
2015 EQUITY INCENTIVE PLAN
1.
DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Cyclacel Pharmaceuticals, Inc. 2015 Equity Incentive Plan, have the following meanings:
Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.
Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.
Agreement means an agreement between the Company and a Participant pertaining to a Stock Right delivered pursuant to the Plan in such form as the Administrator shall approve.
Board of Directors means the Board of Directors of the Company.
Cause means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non-feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.
Change of Control means the occurrence of any of the following events: (a) any person, partnership, joint venture, corporation or other entity, or two or more of any of the foregoing acting as a group (or any “person” within the meaning of Sections 13(d) and 14(d) of the Exchange Act), other than the Company, an Affiliate, or an employee benefit plan (or related trust) of the Company or an Affiliate, become(s) the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of 30% or more of the then-outstanding voting stock of the Company; (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors (together with any new director whose election by the Board of Directors or whose nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office; (c) all or substantially all of the business of the Company is disposed of pursuant to a merger, consolidation or other transaction in which the Company is not the surviving corporation or the Company combines with another company and is the surviving corporation (unless the stockholders of the Company immediately following such merger, consolidation, combination, or other transaction beneficially own, directly or indirectly, more than 50% of the aggregate voting stock or other ownership interests of  (x) the entity or entities, if any, that succeed to the business of the Company or (y) the combined company); (d) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which the Board of Directors in office immediately prior to such transaction or event constitutes less than a majority of the Board of Directors thereafter; or (e) the stockholders of the Company approve a sale of all or substantially all of the assets of the Company or a liquidation or dissolution of the Company; provided, that if any payment or benefit payable hereunder upon or following a Change of Control would be required to comply with the limitations of Section 409A(a)(2)(A)(v) of the Code in order to avoid an additional tax under Section 409A of the Code, such payment or benefit shall be made only if such Change in Control constitutes a change in ownership or control of the Company, or a change in ownership of the Company’s assets in accordance with Section 409A of the Code.
Code means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.
Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan the composition of which shall at all times satisfy the provisions of Section 162(m) of the Code.
Common Stock means shares of the Company’s common stock, $0.001 par value per share.
Company means Cyclacel Pharmaceuticals, Inc., a Delaware corporation.
Consultant means any natural person who is an advisor or consultant that provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.
Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.
Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.
Exchange Act means the Securities Exchange Act of 1934, as amended.
Fair Market Value of a Share of Common Stock means:
(1)   If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;
(2)   If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and
(3)   If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine in compliance with applicable laws.
ISO means an option intended to qualify as an incentive stock option under Section 422 of the Code.
Non-Qualified Option means an option which is not intended to qualify as an ISO.
Option means an ISO or Non-Qualified Option granted under the Plan.
Participant means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.
Performance Based Award means a Stock Grant or Stock-Based Award which vests based on the attainment of written Performance Goals as set forth in Paragraph 9 hereof.
Performance Goals means performance goals based on one or more of the following criteria: (i) pre-tax income or after-tax income; (ii) income or earnings including operating income, earnings before or after taxes, interest, depreciation, amortization, and/or extraordinary or special items; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (iv) earnings or book value per share (basic or diluted); (v) return on assets (gross or net), return on investment, return on capital, return on invested capital or return on equity; (vi) return on revenues; (vii) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (viii) economic value created; (ix) operating margin or profit margin; (x) stock price or total shareholder return; (xi) income or earnings from continuing operations; (xii) cost targets, reductions and savings, expense management, productivity and efficiencies; (xiii) operational objectives, consisting of one or more objectives based on achieving progress in research and development programs or achieving regulatory milestones related to development and or approval of products; and (xiv) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share of one or more products or customers, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions. Where applicable, the Performance Goals may be expressed in terms of a relative measure against a set of identified peer group companies, attaining a specified level of the particular criterion or the attainment of a percentage increase or decrease in the particular criterion, and may be applied to one or more of the Company or an Affiliate of the Company, or a division or strategic business unit of the Company, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no Performance-Based Award will be issued or no vesting will occur, levels of performance at which Performance-Based Awards will be issued or specified vesting will occur, and a maximum level of performance above which no additional issuances will be made or at which full vesting will occur. Each of the foregoing Performance Goals shall be evaluated in an objectively determinable manner in accordance with Section 162(m) of the Code and in accordance with generally accepted accounting principles where applicable, unless otherwise specified by the Committee, and shall be subject to certification by the Committee. The Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles provided that any such change shall at all times satisfy the provisions of Section 162(m) of the Code.
Plan means this Cyclacel Pharmaceuticals, Inc. 2015 Equity Incentive Plan.
Securities Act means the Securities Act of 1933, as amended.
Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.
Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award which is not an Option or a Stock Grant, which the Committee may, in its sole discretion, structure to qualify in whole or in part as “performance-based compensation” under Section 162(m) of the Code.
Stock Grant means a grant by the Company of Shares under the Plan, which the Committee may, in its sole discretion, structure to qualify in whole or in part as “performance-based compensation” under Section 162(m) of the Code.
Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan—an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.
Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.
2.
PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.
3.
SHARES SUBJECT TO THE PLAN.

(a)   The number of Shares which may be issued from time to time pursuant to this Plan shall be the sum of: (i) 3,500,000 shares of Common Stock and (ii) any shares of Common Stock that are represented by awards granted under the Company’s Amended and Restated 2006 Equity Incentive Plan that are forfeited, expire or are cancelled without delivery of shares of Common Stock or which result in the forfeiture of shares of Common Stock back to the Company on or after May 22, 2015, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of this Plan; provided, however, that no more than 1,231,954 Shares shall be added to the Plan pursuant to subsection (ii).
(b)   If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company or an Affiliate’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued. However, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code.
4.
ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Notwithstanding the foregoing, the Board of Directors may not take any action that would cause any outstanding Stock Right that would otherwise qualify as performance-based compensation under Section 162(m) of the Code to fail to so qualify. Subject to the provisions of the Plan, the Administrator is authorized to:
(a)   Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;
(b)   Determine which Employees, directors and Consultants shall be granted Stock Rights;
(c)   Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 750,000 Shares be granted to any Participant in any fiscal year;
(d)   Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;
(e)   Determine Performance Goals no later than such time as required to ensure that a Performance-Based Award which is intended to comply with the requirements of Section 162(m) of the Code so complies;
(f)   Amend any term or condition of any outstanding Stock Right, other than reducing the exercise price or purchase price, provided that (i) such term or condition as amended is not prohibited by the Plan; (ii) any such amendment shall not impair the rights of a Participant under any Stock Right previously granted without such Participant’s consent or in the event of death of the Participant the Participant’s Survivors; and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, the annual vesting limitation contained in Section 422(d) of the Code and described in Paragraph 6(b)(iv) below with respect to ISOs and pursuant to Section 409A of the Code;

(g)   Make any adjustments in the Performance Goals included in any Performance-Based Awards provided that such adjustments comply with the requirements of Section 162(m) of the Code; and
(h)   Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;
provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs and in accordance with Section 162(m) of the Code for all other Stock Rights to which the Committee has determined Section 162(m) is applicable. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.
To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company as defined by Rule 16a-1 under the Exchange Act.
5.
ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or Consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees who are deemed to be residents of the United States for tax purposes. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.
6.
TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:
(a)   Non-Qualified Options:   Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

(i)
Exercise Price:   Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of Common Stock on the date of grant of the Option.

(ii)
Number of Shares:   Each Option Agreement shall state the number of Shares to which it pertains.

(iii)
Vesting:   Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain performance conditions or the attainment of stated goals or events.

(iv)
Additional Conditions:   Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

A.
The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

B.
The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

(v)
Term of Option:   Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.

(b)   ISOs:   Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:
(i)
Minimum standards:   The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(a) above, except clause (i) and (v) thereunder.

(ii)
Exercise Price:   Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

A.
10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Common Stock on the date of grant of the Option; or

B.
More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the Option.

(iii)
Term of Option:   For Participants who own:

A.
10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

B.
More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

(iv)
Limitation on Yearly Exercise:   The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined on the date each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.
TERMS AND CONDITIONS OF STOCK GRANTS.

Each Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:
(i)
Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law, if any, on the date of the grant of the Stock Grant;

(ii)
Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

(iii)
Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time period or attainment of Performance Goals or such other performance criteria upon which such rights shall accrue and the purchase price therefor, if any.

8.
TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. Each Agreement shall include the terms of any right of the Company including the right to terminate the Stock-Based Award without the issuance of Shares, the terms of any vesting conditions, Performance Goals or events upon which Shares shall be issued. Under no circumstances may the Agreement covering stock appreciation rights (a) have an exercise price (per share) that is less than the Fair Market Value per share of Common Stock on the date of grant or (b) expire more than ten years following the date of grant.
The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8.
9.
PERFORMANCE BASED AWARDS.

Notwithstanding anything to the contrary herein, during any period when Section 162(m) of the Code is applicable to the Company and the Plan, Stock Rights granted under Paragraph 7 and Paragraph 8 may be granted by the Committee in a manner which is deductible by the Company under Section 162(m) of the Code (“Performance-Based Awards”). A Participant’s Performance-Based Award shall be determined based on the attainment of written Performance Goals, which must be objective and approved by the Committee for a performance period of between one and five years established by the Committee (I) while the outcome for that performance period is substantially uncertain and (II) no more than 90 days after the commencement of the performance period to which the Performance Goal relates or, if less, the number of days which is equal to 25% of the relevant performance period. The Committee shall determine whether, with respect to a performance period, the applicable Performance Goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be issued for such performance period until such certification is made by the Committee. The number of shares issued in respect of a Performance-Based Award to a given Participant may be less than the amount determined by the applicable Performance Goal formula, at the discretion of the Committee. The number of shares issued in respect of a Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period. Nothing in this Section shall prohibit the Company from granting Stock-Based Awards subject to performance criteria that do not comply with this Paragraph.
10.
EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised; or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised; or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator; or (e) at the discretion of the Administrator, by any combination of  (a), (b), (c) and (d) above or (f) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.
The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.
11.
PAYMENT IN CONNECTION WITH THE ISSUANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

Any Stock Grant or Stock-Based Award requiring payment of a purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being granted shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award; or (c) at the discretion of the Administrator, by any combination of  (a) and (b) above; or (d) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.
The Company shall when required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was made to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable

Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.
12.
RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right except after due exercise of an Option or issuance of Shares as set forth in any Agreement, tender of the aggregate exercise or purchase price, if any, for the Shares being purchased and registration of the Shares in the Company’s share register in the name of the Participant.
13.
ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above during the Participant’s lifetime a Stock Right shall only be exercisable by or issued to such Participant (or his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.
14.
EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:
(i)
A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 15, 16, and 17, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

(ii)
Except as provided in Subparagraph (iii) below, or Paragraph 16 or 17, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

(iii)
The provisions of this Paragraph, and not the provisions of Paragraph 16 or 17, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

(iv)
Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.

(v)
A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than ninety days, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the 181st day following such leave of absence.

(vi)
Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

15.
EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:
(i)
All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.

(ii)
Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.

16.
EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement:
(i)
A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant to the extent that the Option has become exercisable but has not been exercised on the date of the Participant’s termination of service due to Disability;

(ii)
In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of the Participant’s termination of service due to Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of the Participant’s termination of service due to Disability;

(iii)
A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant’s termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not been terminated due to Disability and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option; and

(iv)
The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

17.
EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement:
(i)
In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors to the extent that the Option has become exercisable but has not been exercised on the date of death;

(ii)
In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death; and

(iii)
If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

18.
EFFECT OF TERMINATION OF SERVICE ON STOCK GRANTS AND STOCK-BASED AWARDS.

In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or a Stock-Based Award and paid the purchase price, if required, such grant shall terminate.
For purposes of this Paragraph 18 and Paragraph 19 below, a Participant to whom a Stock Grant or a Stock-Based Award has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.
In addition, for purposes of this Paragraph 18 and Paragraph 19 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.
19.
EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE, DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, in the event of a termination of service for any reason (whether as an Employee, director or Consultant), other than termination for Cause, death or Disability for which there are special rules in Paragraphs 20, 21, and 22 below, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant or Stock-Based Award as to which the Company’s forfeiture or repurchase rights have not lapsed.
20.
EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:
(i)
All Shares subject to any Stock Grant or Stock-Based Award that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.

(ii)
Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant or Stock-Based Award that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

21.
EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.
The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.
22.
EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s date of death.
23.
PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue Shares under the Plan unless and until the following conditions have been fulfilled:
(i)
The person who receives a Stock Right shall warrant to the Company, prior to the receipt of Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

(ii)
At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued in compliance with the Securities Act without registration thereunder.

24.
DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.
25.
ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement.
(a)   Stock Dividends and Stock Splits.   If  (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of shares of Common Stock deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise or purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraph 3(a) and 4(c) shall also be proportionately adjusted upon the occurrence of such events and the Performance Goals applicable to outstanding Performance-Based Awards.
(b)   Corporate Transactions.   If the Company is to be consolidated with or acquired by another entity in a merger, consolidation, or sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.
With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant (to the extent such Stock Grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived upon such Corporate Transaction).
In taking any of the actions permitted under this Paragraph 25(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.
(c)   Recapitalization or Reorganization.   In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.
(d)   Adjustments to Stock-Based Awards.   Upon the happening of any of the events described in Subparagraphs (a), (b) or (c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 25, including, but not limited to the effect of any, Corporate Transaction and, subject to Paragraph 4, its determination shall be conclusive.
(e)   Modification of Options.   Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph (a), (b) or (c) above with respect to Options shall be made only after the Administrator determines whether such adjustments would (i) constitute a “modification” of any ISOs (as that term is defined in Section 424(h) of the Code) or (ii) cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).
(f)   Modification of Performance-Based Awards.   Notwithstanding the foregoing, with respect to any Performance-Based Award that is intended to comply as “performance based compensation” under Section 162(m) of the Code, the Committee may adjust downwards, but not upwards, the number of Shares payable pursuant to a Performance-Based Award, and the Committee may not waive the achievement of the applicable Performance Goals except in the case of death or disability of the Participant.
(g)   Change of Control.   In the event that the successor corporation refuses to assume or substitute the Stock Right as set forth in this Paragraph 25, the Participant shall fully vest and become exercisable or earned, if applicable, in each outstanding Stock Right as to which it would not otherwise be vested, exercisable or earned. If a Stock Right becomes fully vested and exercisable or earned, as applicable in lieu of assumption or substitution in the event of a Corporate Transaction or Change of Control, the Administrator shall notify each Participant in writing or electronically that (i) the Stock Right shall be fully vested and exercisable for a period determined by the Administrator, and all outstanding Stock Rights shall terminate upon the expiration of such period and (ii) any Stock Rights to which shares or other payment shall be due shall be paid out immediately prior to the Corporate Transaction or Change of Control as if fully vested or earned. For the purposes of this paragraph, the Stock Right shall be considered assumed if, following the Corporate Transaction or Change of Control, the assumed Stock Right confers the right to purchase or receive, for each Share subject to a Stock Right immediately prior to the Corporate Transaction or Change of Control, the consideration (whether stock, cash, or other securities or property) received in the Corporate Transaction or Change of Control by holders of Common Stock for each share of Common Stock they hold on the effective date of the transaction (and if holders are offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the Corporate Transaction or Change of Control is not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise (or payout or vesting, as applicable) of the Stock Right, for each Share subject to the Stock Right, to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the Corporate Transaction or Change of Control.
26.
ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.
27.
FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.
28.
CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an Employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.
29.
WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the issuance of a Stock Right or Shares under the Plan or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

30.
NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such Shares before the later of  (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.
31.
TERMINATION OF THE PLAN.

The Plan will terminate on May 22, 2025, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.
32.
AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded incentive stock options under Section 422 of the Code (including deferral of taxation upon exercise), and to the extent necessary to qualify the Shares issuable under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers and in order to continue to comply with Section 162(m) of the Code; provided that any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Other than as set forth in Paragraph 25 of the Plan, the Administrator may not without shareholder approval reduce the exercise price of an Option or cancel any outstanding Option in exchange for a replacement option having a lower exercise price, any Stock Grant, any other Stock-Based Award or for cash. In addition, the Administrator not take any other action that is considered a direct or indirect “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Shares are listed, including any other action that is treated as a repricing under generally accepted accounting principles. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant. Nothing in this Paragraph 32 shall limit the Administrator’s authority to take any action permitted pursuant to Paragraph 25.
33.
EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.
34.
SECTION 409A.

If a Participant is a “specified employee” as defined in Section 409A of the Code (and as applied according to procedures of the Company and its Affiliates) as of his separation from service, to the extent any payment under this Plan or pursuant to the grant of a Stock-Based Award constitutes deferred compensation (after taking into account any applicable exemptions from Section 409A of the Code), and to the extent required by Section 409A of the Code, no payments due under this Plan or pursuant to a

Stock-Based Award may be made until the earlier of: (i) the first day of the seventh month following the Participant’s separation from service, or (ii) the Participant’s date of death; provided, however, that any payments delayed during this six-month period shall be paid in the aggregate in a lump sum, without interest, on the first day of the seventh month following the Participant’s separation from service.
The Administrator shall administer the Plan with a view toward ensuring that Stock Rights under the Plan that are subject to Section 409A of the Code comply with the requirements thereof and that Options under the Plan be exempt from the requirements of Section 409A of the Code, but neither the Administrator nor any member of the Board, nor the Company nor any of its Affiliates, nor any other person acting hereunder on behalf of the Company, the Administrator or the Board shall be liable to a Participant or any Survivor by reason of the acceleration of any income, or the imposition of any additional tax or penalty, with respect to a Stock Right, whether by reason of a failure to satisfy the requirements of Section 409A of the Code or otherwise.
35.
INDEMNITY.

Neither the Board nor the Administrator, nor any members of either, nor any employees of the Company or any parent, subsidiary, or other Affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Company hereby agrees to indemnify the members of the Board, the members of the Committee, and the employees of the Company and its parent or subsidiaries in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.
36.
GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. M84222-P61677 ! ! ! VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ! ! ! ! ! ! ! ! ! For All Withhold All For All Except For Against Abstain To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. CYCLACEL PHARMACEUTICALS, INC. 200 CONNELL DRIVE SUITE 1500 BERKELEY HEIGHTS, NJ 07922 CYCLACEL PHARMACEUTICALS, INC. 2. Ratify the appointment of McGladrey LLP as the Company’s independent registered public accounting fi rm for the fi scal year ending December 31, 2015 NOTE: The Company will transact any other business that may properly be presented before the annual meeting or at any adjournment or postponement thereof. 01) Paul McBarron 02) Dr. Nicholas Bacopoulos 03) Dr. Christopher Henney 1. Election of class 3 Directors Nominees The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR proposal 2: 3. Approve the 2015 Equity Incentive Plan 4. Approve, by an advisory vote, the compensation of our named executive offi cers The Board of Directors recommends you vote FOR proposal 3: The Board of Directors recommends you vote FOR proposal 4: For Against Abstain For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fi duciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized offi cer.

M84223-P61677 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. CYCLACEL PHARMACEUTICALS, INC. This proxy is solicited by the Board of Directors Annual Meeting of Stockholders May 22, 2015 The stockholder(s) hereby appoint(s) each of Spiro Rombotis and Paul McBarron, severally and not jointly, as proxies, each with the power to appoint his substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Cyclacel Pharmaceuticals, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 A.M. Eastern Time on May 22, 2015, at the company’s headquarters at 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey, 07922, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3 AND 4. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE
MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. Continued and to be signed on reverse side